UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07896
                                                    -------------

                         GAMCO Global Series Funds, Inc.
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
            -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
            -------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                          ----------------

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2005


TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005 with a description of factors that affected the performance during the past year.

PERFORMANCE DISCUSSION

      We are pleased to report that last year, your Fund not only beat its benchmark, but also finished first out of the entire universe of 75 convertible securities funds monitored by Lipper*. For the five and ten year periods ending December 31, 2005, the Fund's Class AAA Shares ranked 30th and 31st out of 56 and 32 convertible securities funds monitored by Lipper, respectively. During the twelve month period ended December 31, 2005, the Fund generated a total rate of return of +8.0%, which includes reinvestment of its regular quarterly distributions of three cents per share. This compares to its benchmark, the Merrill Lynch Global 300 Convertible Index, which gained +0.2% in 2005.

      In addition to outperforming its benchmark last year, the Fund outperformed investment grade (-3.7%) and speculative grade bonds (+1.5%) and participated in 84% of the return from global equity markets (+9.5%) with less risk. Over this period, firmer global equity markets, and our over weight allocations to energy and Japan assisted performance. Forced liquidations by convertible arbitrage hedge funds, wider credit spreads, and a stronger U.S. dollar hindered results, while the impact of equity market volatility and long term interest rates were broadly neutral.

      The Fund's top five performing investments in 2005, which were in the portfolio as of the beginning of the year, included Arch Coal Inc. (+115%), Heiwa Real Estate (+107%), Mitsui Fudosan Co. Ltd. (+52%), Futaba Industrial Co. Ltd. (+36%), and Hon Hai Precision Industry Co. Ltd. (+31%). Disappointments included General Motors Corp. (-35%), Liberty Media Corp. exchangeable into Viacom (-24%), Elektrim Financial BV (-16%), Standard Motor Products Inc. (-13%), and Sovereign Bancorp. Inc. (-11%).

                                                           Sincerely yours,

                                                           /s/ Bruce N. Alpert

                                                           Bruce N. Alpert
                                                           President
February 13, 2006

* Lipper, a Reuters company, is a leading provider of mutual fund industry data, classifies funds in their appropriate investment category, and monitors fund performance.

                               [GRAPHIC OMITTED]
                              PLOT POINTS FOLLOW:

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND CLASS AAA SHARES, THE LIPPER CONVERTIBLE SECURITIES
               FUND AVERAGE AND THE UBS GLOBAL CONVERTIBLE INDEX

         GAMCO Global Convertible             UBS Global           MSCI World
      Securities Fund Class AAA Shares     Convertible Index       Free Index
2/3/94            $10,000                      $10,000              $10,000
12/31/94           10,090                        9,709                9,863
12/31/95           11,363                       11,146               11,910
12/31/96           11,985                       11,883               13,520
12/31/97           12,323                       12,057               15,632
12/31/98           13,388                       14,544               19,442
12/31/99           20,229                       19,734               24,268
12/31/00           17,397                       17,683               21,070
12/31/01           15,093                       16,633               17,526
12/31/02           14,361                       16,533               14,040
12/31/03           17,446                       20,595               18,688
12/31/04           19,479                       22,482               21,439
12/31/05           21,037                       22,496               23,474

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (A)
              ----------------------------------------------------

                                                                                                             Since
                                                                                                           Inception
                                                        QUARTER   1 YEAR     3 YEAR    5 YEAR     10 YEAR  (2/3/94)
-------------------------------------------------------------------------------------------------------------------
  GAMCO GLOBAL CONVERTIBLE FUND CLASS AAA .............  4.17%      8.00%    13.57%     3.87%      6.35%     6.44%
  Merrill Lynch Global 300 Convertible Index ..........  1.39       0.18      9.43      3.97       6.00      N/A*
  UBS Global Convertible Index ........................  1.35       0.06     10.81      4.94       7.68      7.31
  MSCI World Free Index ...............................  3.06       9.49     18.69      2.18       7.02      7.42
  Class A .............................................  4.16       8.16     13.60      3.89       6.36      6.45
                                                        (1.88)(b)   1.97(b)  11.38(b)   2.68(b)    5.74(b)   5.93(b)
  Class B .............................................  4.03       7.29     12.79      3.15       5.98      6.12
                                                        (0.97)(c)   2.29(c)  12.00(c)   2.79(c)    5.98(c)   6.12(c)
  Class C .............................................  3.98       7.19     12.77      3.29       6.05      6.19
                                                         2.98(c)    6.19(c)  12.77(c)   3.29(c)    6.05(c)   6.19(c)

 (a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND
     SHOULD BE READ CAREFULLY BEFORE INVESTING. OTHER SHARE CLASSES ARE AVAILABLE AND HAVE DIFFERENT PERFORMANCE CHARACTERISTICS. INVESTING IN FOREIGN SECURITIES INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.
     THE CLASS AAA SHARES' NET ASSET VALUES ARE USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES ON MAY 2, 2001, MARCH 28, 2001 AND NOVEMBER 26, 2001, RESPECTIVELY. THE ACTUAL PERFORMANCE FOR THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. THE UBS (FORMERLY WARBURG DILLON REED) GLOBAL CONVERTIBLE INDEX, THE MERRILL LYNCH GLOBAL 300 CONVERTIBLE INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD FREE INDEX ARE UNMANAGED INDICATORS OF INVESTMENT PERFORMANCE.
 (b) INCLUDES THE EFFECT OF THE MAXIMUM 5.75% SALES CHARGE AT THE BEGINNING OF THE PERIOD.
 (c) INCLUDES THE EFFECT OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE AT THE END OF THE PERIOD SHOWN FOR CLASS B AND CLASS C SHARES, RESPECTIVELY. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.
   * THERE IS NO DATA AVAILABLE FOR THE MERRILL LYNCH GLOBAL 300 CONVERTIBLE INDEX PRIOR TO DECEMBER 31, 1994.
--------------------------------------------------------------------------------

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
For the Six Month Period from July 1, 2005 through December 31, 2005
                                                                   EXPENSE TABLE
================================================================================

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading Expenses Paid During Period to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case -- because the hypothetical return used is NOT the Fund's actual return -- the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2005.

                    Beginning       Ending       Annualized     Expenses
                  Account Value  Account Value     Expense     Paid During
                    07/01/05       12/31/05         Ratio        Period*
--------------------------------------------------------------------------------
THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class AAA          $1,000.00      $1,107.80         2.15%        $11.42
Class A            $1,000.00      $1,107.60         2.21%        $11.74
Class B            $1,000.00      $1,103.80         2.92%        $15.48
Class C            $1,000.00      $1,104.30         2.81%        $14.90
HYPOTHETICAL 5% RETURN
Class AAA          $1,000.00      $1,014.37         2.15%        $10.92
Class A            $1,000.00      $1,014.06         2.21%        $11.22
Class B            $1,000.00      $1,010.49         2.92%        $14.80
Class C            $1,000.00      $1,011.04         2.81%        $14.24

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total net assets as of December 31, 2005:


THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

Electronics ........................................ 12.5%
Financial Services ................................. 11.2%
Health Care ........................................  8.8%
Real Estate ........................................  8.4%
Telecommunications .................................  7.7%
Metals and Mining ..................................  6.5%
Diversified Industrial .............................  6.4%
Automotive: Parts and Accessories ..................  5.6%
Communications Equipment ...........................  5.2%
Energy and Utilities ...............................  4.7%
Products ...........................................  3.5%
Hotels and Gaming ..................................  3.5%
Broadcasting .......................................  3.2%
Equipment and Supplies .............................  2.6%
Business Services ..................................  1.4%
Transportation .....................................  1.3%
Automotive .........................................  1.2%
Entertainment ......................................  1.1%
Paper and Forest Products ..........................  0.7%
Other Assets and Liabilities - (Net) ...............  4.5%
                                                    ------
                                                    100.0%
                                                    ======

THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI
(800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
================================================================================

   PRINCIPAL                                                         MARKET
    AMOUNT                                                COST        VALUE
   ---------                                              ----       -------
                 CONVERTIBLE CORPORATE BONDS -- 73.1%
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 5.6%
$  40,000,000(b) Futaba Industrial Co. Ltd.,
                   Cv., Zero Coupon, 09/30/09 ....... $   385,017  $   474,033
                                                      -----------  -----------
      125,000    Standard Motor Products Inc.,
                   Sub. Deb. Cv.,
                   6.750%, 07/15/09 .................     125,000      106,875
  20,000,000(b)  Suzuki Motor Corp., Cv.,
                   Zero Coupon, 03/31/10 ............     216,436      214,072
                                                      -----------  -----------
                                                          726,453      794,980
                                                      -----------  -----------
                 BUSINESS SERVICES -- 1.4%
      126,600(c) SR Teleperformance, Cv.,
                   3.250%, 01/01/08 .................     182,676      197,052
                                                      -----------  -----------
                 COMMUNICATIONS EQUIPMENT -- 5.2%
      450,000    Agere Systems Inc., Sub. Deb. Cv.,
                   6.500%, 12/15/09 .................     475,035      444,937
      250,000    Cypress Semiconductor Corp.,
                   Sub. Deb. Cv.,
                   1.250%, 06/15/08 .................     279,150      284,375
                                                      -----------  -----------
                                                          754,185      729,312
                                                      -----------  -----------
               CONSUMER PRODUCTS -- 3.5%
      170,000   Church & Dwight Co. Inc.,
                   Deb. Cv.,
                   5.250%, 08/15/33 .................     196,418      205,488
      250,000    Mens Warehouse Inc.,
                   Cv., 3.125%, 10/15/23 ............     293,818      291,250
                                                      -----------  -----------
                                                          490,236      496,738
                                                      -----------  -----------
                 DIVERSIFIED INDUSTRIAL -- 5.0%
      400,000    Roper Industries Inc., Cv.,
                   1.481%, 01/15/34 .................     167,572      221,000
   30,000,000(b) Tokai Carbon Co. Ltd.,
                   Cv.,Zero  Coupon,
                   08/08/08 .........................     285,076      294,514
       65,000    Walter Industries Inc.,
                   Sub. Deb. Cv.,
                   3.750%, 05/01/24 .................     175,587      184,762
                                                      -----------  -----------
                                                          628,235      700,276
                                                      -----------  -----------
                 ELECTRONICS -- 12.5%
      250,000    Asia Optical Co., Cv.,
                   Zero Coupon,
                   10/14/08 .........................     289,748      308,750
      300,000    Edo Corp., Sub. Deb. Cv.,
                   4.000%, 11/15/25 .................     297,759      305,625
   40,000,000(b) Hamamatsu Photonics KK, Cv.,
                   Zero Coupon,
                   09/30/09 .........................     430,456      521,907
      300,000    Hon Hai Precision Industry
                   Co. Ltd., Cv., Zero
                   Coupon, 08/08/08 .................     350,802      494,517

   PRINCIPAL                                                         MARKET
    AMOUNT                                                COST        VALUE
   ---------                                              ----       -------
$  5,000,000(b)  Ibiden Co. Ltd., Cv.,
                   Zero Coupon,
                   09/30/14 ......................... $    52,755  $   128,746
                                                      -----------  -----------
                                                        1,421,520    1,759,545
                                                      -----------  -----------
                 ENERGY AND UTILITIES -- 1.6%
      100,000    Cal Dive International Inc.,
                   Cv., 3.250%,
                   12/15/25 .........................     126,119      135,000
      100,000    Hanover Compressor Co.,
                   Cv., 4.750%, 03/15/08 ............      95,971       95,500
                                                      -----------  -----------
                                                          222,090      230,500
                                                      -----------  -----------
                 ENTERTAINMENT -- 1.1%
      200,000    Liberty Media Corp., Deb. Cv.,
                   3.250%, 03/15/31 (a) .............     200,000      151,750
                                                      -----------  -----------
                 EQUIPMENT AND SUPPLIES -- 2.6%
      275,000    Cooper Cameron Corp., Cv.,
                   1.500%, 05/15/24 .................     292,198      360,250
                                                      -----------  -----------
                 FINANCIAL SERVICES -- 7.2%
       75,000    Affiliated Managers Group Inc.,
                   Deb Cv., 3.890%,
                   02/25/33 .........................     131,538      142,656
      150,000    First Pacific Finance, Cv.,
                   Zero Coupon, 01/18/10 ............     173,442      179,854
   30,000,000(b) Mie Bank Ltd., Sub. Deb. Cv.,
                   1.800%, 09/29/06 .................     333,286      361,216
      250,000    Repcon Luxembourg SA, Cv.,
                   4.500%, 01/26/11 .................     293,024      329,300
                                                      -----------  -----------
                                                          931,290    1,013,026
                                                      -----------  -----------
                 HEALTH CARE -- 6.2%
      375,000    Fisher Scientific International
                   Inc., Sub. Deb. Cv., .............     412,506      374,531
      250,000    Manor Care Inc., Cv.,
                   2.625%, 04/15/23 .................     299,358      333,750
   10,000,000(b) Rohto Pharmaceutical Co., Cv.,
                   Zero Coupon, 09/30/08 ............     113,258      167,041
                                                      -----------  -----------
                                                          825,122      875,322
                                                      -----------  -----------
                 HOTELS AND GAMING -- 3.5%
      200,000(d) Hilton Group Finance Jersey Ltd.,
                   Cv., 3.375%, 10/02/10 ............     400,391      493,058
                                                      -----------  -----------
                 METALS AND MINING -- 3.0%
      300,000    Agnico-Eagle Mines Ltd.,
                   Sub. Deb. Cv.,
                   4.500%, 02/15/12 .................     303,657      425,250
                                                      -----------  -----------
                 REAL ESTATE -- 8.4%
   20,000,000(b) Heiwa Real Estate, Cv.,
                   Zero Coupon, 06/24/08 ............     199,403      360,877
   30,000,000(b) Kyoritsu Maintenance Co. Ltd.,
                   Cv., Zero Coupon,
                   09/30/09 .........................     301,159      459,433

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2005
================================================================================

   PRINCIPAL                                                         MARKET
    AMOUNT                                                COST        VALUE
   ---------                                              ----       -------
                 CONVERTIBLE CORPORATE BONDS (CONTINUED)
                 REAL ESTATE (CONTINUED)
 $ 26,000,000(b) Mitsui Fudosan Co. Ltd., Cv.,
                   Zero Coupon, 07/30/10 ............ $   279,135  $   369,990
                                                      -----------  -----------
                                                          779,697    1,190,300
                                                      -----------  -----------
                 TELECOMMUNICATIONS -- 5.0%
      150,000(d) Cable & Wireless plc, Cv.,
                   4.000%, 07/16/10 .................     265,503      266,705
      225,000    Harris Corp., Deb. Cv.,
                   3.500%, 08/15/22 .................     228,552      434,250
                                                      -----------  -----------
                                                          494,055      700,955
                                                      -----------  -----------
                 TRANSPORTATION -- 1.3%
      150,000    Yellow Roadway Corp., Cv.,
                   3.375%, 11/25/23 .................     189,931      185,063
                                                      -----------  -----------
                 TOTAL CONVERTIBLE
                   CORPORATE BONDS ..................   8,841,736   10,303,377
                                                      -----------  -----------
                 CORPORATE BONDS -- 1.4%
                 DIVERSIFIED INDUSTRIAL -- 1.4%
      197,518(c) Elektrim Finance BV,
                   2.000%, 12/15/49 .................     199,783      199,783
                                                      -----------  -----------
     SHARES
     ------
                 CONVERTIBLE PREFERRED STOCKS -- 21.0%
                 AUTOMOTIVE -- 1.2%
       11,000    General Motors Corp.,
                   5.250% Cv. Pfd.,
                   Ser. B ...........................     252,934      163,900
                                                      -----------  -----------
                 BROADCASTING -- 3.2%
       10,000    Emmis Communications Corp.,
                   6.250% Cv. Pfd.,
                   Ser. A ...........................     462,275      445,800
                                                      -----------  -----------
                 ENERGY AND UTILITIES -- 3.1%
        1,000    Arch Coal Inc.,
                   5.000% Cv. Pfd. ..................      57,750      194,100
        5,000    Hanover Compressor Capital Trust,
                   7.250% Cv. Pfd. ..................     241,250      246,875
                                                      -----------  -----------
                                                          299,000      440,975
                                                      -----------  -----------
                 FINANCIAL SERVICES -- 4.0%
       16,450    Central Parking Financial Trust,
                   5.250% Cv. Pfd. ..................     332,850      333,935
        1,000    Doral Financial Corp.,
                   4.750% Cv. Pfd. ..................     195,000      159,000
        1,500    Sovereign Bancorp Inc.,
                   4.375% Cv. Pfd. ..................      70,182       66,000
                                                      -----------  -----------
                                                          598,032      558,935
                                                      -----------  -----------
                 HEALTH CARE -- 2.6%
        5,000    Omnicare Inc.,4.000% Cv. Pfd.,
                   Ser. B ...........................     254,375      371,350
                                                      -----------  -----------

                                                                     MARKET
    SHARES                                                COST        VALUE
   ---------                                              ----       -------
                 METALS AND MINING -- 3.5%
          420    Freeport-McMoRan
                   Copper & Gold Inc.,
                   5.500% Cv. Pfd. .................. $   410,950  $   493,185
                                                      -----------  -----------
                 PAPER AND FOREST PRODUCTS -- 0.7%
        2,000    Amcor Ltd.,
                   7.250% Cv. Pfd. ..................      94,000      105,500
                                                      -----------  -----------
                 TELECOMMUNICATIONS -- 2.7%
       10,000    Cincinnati Bell Inc.,
                   6.750% Cv. Pfd.,
                   Ser. B ...........................     380,500      380,500
                                                      -----------  -----------
                 TOTAL CONVERTIBLE
                   PREFERRED STOCKS .................   2,752,066    2,960,145
                                                      -----------  -----------
                 TOTAL
                   INVESTMENTS -- 95.5% ............. $11,793,585   13,463,305
                                                      ===========
                 OTHER ASSETS AND
                   LIABILITIES (NET) -- 4.5% .....................     628,663
                                                                   -----------
                 NET ASSETS -- 100.0% ............................ $14,091,968
                                                                   ===========

                                                                   UNREALIZED
   PRINCIPAL                                        SETTLEMENT    APPRECIATION/
    AMOUNT                                             DATE      (DEPRECIATION)
   ---------                                       -----------   --------------
                 FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.3%
$    (300,000)(c)Deliver Euros in
                   exchange for
                   USD 355,183 ...................... 01/06/06     $      (835)
     (250,000)(c)Deliver Euros in
                   exchange for
                   USD 296,208 ...................... 01/19/06            4,422
 (200,000,000)(b)Deliver Japanese Yen
                   in exchange for
                   USD 1,699,508 .................... 01/19/06          33,113
                                                                   -----------
                 TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS ........ $    36,700
                                                                   ===========
----------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the market value of the Rule 144A security amounted to $151,750 or 1.08% of total net assets. The security has been deemed by the Board of Directors to be a liquid security.
(b) Principal amount denoted in Japanese Yen.
(c) Principal  amount denoted in Euros.
(d) Principal amount denoted in British Pounds.

                                        % OF
                                       MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION              VALUE      VALUE
--------------------------            --------    --------
North America ........................   57.3%  $ 7,716,811
Japan ................................   24.9     3,351,829
Europe ...............................   11.0     1,485,898
Asia/Pacific .........................    6.8       908,767
                                        ------  -----------
                                        100.0%  $13,463,305
                                        ======  ===========

                 See accompanying notes to financial statements.

                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
================================================================================

ASSETS:
  Investments, at value (cost $11,793,585) ....   $ 13,463,305
  Foreign currency, at value (cost $154,758) ..        153,538
  Cash ........................................         37,612
  Receivable for investments sold .............        246,992
  Receivable for Fund shares sold .............        151,767
  Dividends and interest receivable ...........         82,988
  Unrealized appreciation on forward
     foreign exchange contracts ...............         36,700
  Other assets ................................          1,774
                                                  ------------
  TOTAL ASSETS ................................     14,174,676
                                                  ------------
LIABILITIES:
  Payable for Fund shares redeemed ............         27,190
  Payable for shareholder
     communications expenses ..................         19,805
  Payable for audit and legal fees ............         14,777
  Payable for investment advisory fees ........         10,368
  Payable for shareholder services fees .......          4,657
  Payable for distribution fees ...............          3,092
  Other accrued expenses ......................          2,819
                                                  ------------
  TOTAL LIABILITIES ...........................         82,708
                                                  ------------
  NET ASSETS applicable to 2,266,245
    shares outstanding ........................   $ 14,091,968
                                                  ============
NET ASSETS CONSIST OF:
  Capital stock, each class at $0.001 par value   $      2,266
  Additional paid-in capital ..................     12,435,863
  Accumulated distributions in excess
    of net investment income ..................        (50,030)
  Net unrealized appreciation on investments ..      1,669,720
  Net unrealized appreciation on foreign
    currency translations .....................         34,149
                                                  ------------
  NET ASSETS ..................................   $ 14,091,968
                                                  ============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption
    price per share ($13,780,609 / 2,214,702
    shares outstanding; 75,000,000
    shares authorized) ........................          $6.22
                                                         =====
  CLASS A:
  Net Asset Value and redemption price per share
    ($92,975 / 14,931 shares outstanding;
    50,000,000 shares authorized) .............          $6.23
                                                         =====
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge
    of 5.75% of the offering price) ...........          $6.61
                                                         =====
  CLASS B:
  Net Asset Value and offering price per share
    ($72,888 / 12,335 shares outstanding;
    25,000,000 shares authorized) .............          $5.91(a)
                                                         =====
  CLASS C:
  Net Asset Value and offering price per share
    ($145,496 / 24,277 shares outstanding;
    25,000,000 shares authorized) .............          $5.99(a)
                                                         =====
----------------
(a) Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
================================================================================

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $1,558) .........   $   211,757
  Interest ...........................................       237,350
                                                         -----------
  TOTAL INVESTMENT INCOME ............................       449,107
                                                         -----------
EXPENSES:
  Investment advisory fees ...........................       168,523
  Distribution fees - Class AAA ......................        40,487
  Distribution fees - Class A ........................         1,028
  Distribution fees - Class B ........................           935
  Distribution fees - Class C ........................         1,529
  Shareholder communications expenses ................        39,042
  Legal and audit fees ...............................        30,211
  Registration fees ..................................        23,885
  Shareholder services fees ..........................        20,146
  Custodian fees .....................................        11,645
  Interest expense ...................................         5,018
  Directors' fees ....................................         2,024
  Miscellaneous expenses .............................        12,310
                                                         -----------
  TOTAL EXPENSES .....................................       356,783
  Less:
  Expense reimbursement (see Note 3) .................       (11,992)
  Custodian fees credits .............................          (879)
                                                         -----------
  NET EXPENSES .......................................       343,912
                                                         -----------
  NET INVESTMENT INCOME ..............................       105,195
                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain on investments ...................     1,310,722
  Net realized gain on foreign
    currency transactions ............................       226,015
  Net change in unrealized appreciation/
    depreciation on investments and
    foreign currency translations ....................      (906,265)
                                                         -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCY ................       630,472
                                                         -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $   735,667
                                                         ===========

                 See accompanying notes to financial statements.

                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND


STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                          YEAR ENDED        YEAR ENDED
                                                                       DECEMBER 31, 2005 DECEMBER 31, 2004
                                                                       ----------------- -----------------
OPERATIONS:
  Net investment income ...............................................   $    105,195     $    194,040
  Net realized gain on investments and
    foreign currency transactions .....................................      1,536,737        1,239,372
  Net change in unrealized appreciation/
    depreciation on investments and foreign
    currency translations .............................................       (906,265)         628,898
                                                                          ------------     ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................        735,667        2,062,310
                                                                          ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA .........................................................       (558,053)        (329,698)
    Class A ...........................................................        (15,235)          (4,835)
    Class B ...........................................................         (3,509)          (2,170)
    Class C ...........................................................         (3,372)          (1,316)
                                                                          ------------     ------------
                                                                              (580,169)        (338,019)
                                                                          ------------     ------------
  Net realized gains
    Class AAA .........................................................     (1,034,911)      (1,071,095)
    Class A ...........................................................        (28,253)         (15,708)
    Class B ...........................................................         (6,508)          (7,049)
    Class C ...........................................................         (6,254)          (4,276)
                                                                          ------------     ------------
                                                                            (1,075,926)      (1,098,128)
                                                                          ------------     ------------
  Return of Capital
    Class AAA .........................................................           --         (1,990,268)
    Class A ...........................................................           --            (29,187)
    Class B ...........................................................           --            (13,098)
    Class C ...........................................................           --             (7,945)
                                                                          ------------     ------------
                                                                                  --         (2,040,498)
                                                                          ------------     ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................................     (1,656,095)      (3,476,645)
                                                                          ------------     ------------
CAPITAL SHARE TRANSACTIONS:
    Class AAA .........................................................     (5,708,864)       4,461,404
    Class A ...........................................................       (469,690)         516,340
    Class B ...........................................................        (52,160)          75,271
    Class C ...........................................................         42,083           59,788
                                                                          ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS     (6,188,631)       5,112,803
                                                                          ------------     ------------
  REDEMPTION FEES .....................................................         25,134            3,506
                                                                          ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................     (7,083,925)       3,701,974
NET ASSETS:
  Beginning of period .................................................     21,175,893       17,473,919
                                                                          ------------     ------------
  End of period (including undistributed net investment
    income of $0 and $0, respectively) ................................   $ 14,091,968     $ 21,175,893
                                                                          ============     ============

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================


1. ORGANIZATION. The GAMCO Global Convertible Securities Fund (the "Fund"), formerly, The Gabelli Global Convertible Securities Fund, a series of GAMCO Global Series Funds, Inc. (the "Corporation"), formerly, Gabelli Global Series Funds, Inc., was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2005, there were no open repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2005, there were no open futures contracts.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Forward foreign exchange contracts at December 31, 2005, are reflected in the Schedule of Investments.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Premiums and discounts on debt securities are amortized using the yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the net asset value ("NAV") per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund and the calculation of net investment income per share in the Financial Highlights excludes these adjustments. For the year ended December 31, 2005, reclassifications were made to decrease accumulated distributions in excess of net investment income by $428,553 and to increase accumulated net realized gain on investments and foreign currency transactions by $56,132, with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2005 and December 31, 2004 was as follows:

                                             YEAR ENDED         YEAR ENDED
                                          DECEMBER 31, 2005  DECEMBER 31, 2004
                                          -----------------  -----------------
        DISTRIBUTIONS PAID FROM:
        Ordinary income (inclusive of
          short-term capital gains) ........ $1,232,664          $1,436,147
        Long-term gains ....................    423,431                  --
        Non taxable return of capital ......         --           2,040,498
                                             ----------          ----------
        Total distributions paid ........... $1,656,095          $3,476,645
                                             ==========          ==========

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays distributions quarterly and identifies that portion of the distribution from net investment income, capital gains, and paid-in-capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year were made in excess of required distributions. Such distributions were made from current earnings and profits and were considered ordinary income. The Fund continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the quarterly distributions in the future. For the period from January 2000 through April 2005, the Fund paid $0.10 per share on a monthly basis. On May 20, 2005, the Board announced a change in the distribution policy. The Fund currently intends to pay $0.03 per share on a quarterly basis in March, June, September, and December.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Net unrealized appreciation on investments,
                      foreign receivables and payables ........... $1,669,720
                  Other temporary differences ....................    (15,881)
                                                                   ----------
                  Total accumulated gain ......................... $1,653,839
                                                                   ==========

For the year ended December 31, 2005, the Fund utilized net capital loss carryforwards of $502,405.

The following summarizes the tax cost of investments and related unrealized appreciation/depreciation at December 31, 2005:

                                         GROSS         GROSS      NET UNREALIZED
                                      UNREALIZED    UNREALIZED     APPRECIATION/
                             COST    APPRECIATION  DEPRECIATION   (DEPRECIATION)
                             ----    ------------  ------------   --------------
      Investments ...... $11,793,585   $1,977,878    $(308,158)     $1,669,720

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser. The Adviser has voluntarily agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total net operating expenses (exclusive of interest expense) of 2.00%, 2.00%, 2.75%, and 2.75% of average daily net assets for Class AAA, Class A, Class B, and Class C, respectively. For the year ended December 31, 2005, the Adviser reimbursed the Fund in the amount of $11,992. Such amount is not recoverable in future fiscal years.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2005, other than short-term securities, aggregated $9,668,051 and $17,743,881, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2005, the Fund paid brokerage commissions of $125 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it received $1,951 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


7. LINE OF CREDIT. The Fund has access to an unsecured line of credit of up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. At December 31, 2005, there were no borrowing outstanding from the line of credit.

The average daily amount of borrowings outstanding from the line of credit within the year ended December 31, 2005 was $124,418 with a weighted average interest rate of 3.83%. The maximum amount borrowed at any time during the year ended December 31, 2005 was $1,920,000.

8. CAPITAL STOCK TRANSACTIONS. The Fund currently offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered only to investors who acquire them directly from Gabelli & Company or through selected broker/dealers without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. The Board has approved Class I Shares which have not been offered publicly.

Effective June 15, 2005, the Fund imposed a redemption fee of 2.00% on Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. (Prior to June 15, 2005, the Fund imposed a redemption fee on shares that were redeemed or exchanged within the sixtieth day after the date of a purchase.) The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2005 and December 31, 2004 amounted to $25,134 and $3,506, respectively.

The redemption fee does not apply to shares purchased through programs that the Adviser determined to have appropriate short-term trading policies in place. Additionally, certain recordkeepers for qualified and non-qualified retirement plans that could not collect the redemption fee at the participant level due to systems limitations have received an extension to implement such systems.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                     ----------------------------      ---------------------------
                                                       SHARES          AMOUNT            SHARES         AMOUNT
                                                     ----------      ------------      ----------      -----------
                                                               CLASS AAA                         CLASS AAA
                                                     ----------------------------      ---------------------------
Shares sold ........................................  1,258,482      $  7,437,867       1,621,450      $10,337,026
Shares issued upon reinvestment of dividends .......    232,662         1,356,751         482,014        3,037,994
Shares redeemed .................................... (2,527,933)      (14,503,482)     (1,404,805)      (8,913,616)
                                                     ----------      ------------      ----------      -----------
  Net increase (decrease) .......................... (1,036,789)     $ (5,708,864)        698,659      $ 4,461,404
                                                     ==========      ============      ==========      ===========
                                                                CLASS A                           CLASS A
                                                     ----------------------------      ---------------------------
Shares sold ........................................     14,762      $     84,309          87,249      $   546,490
Shares issued upon reinvestment of dividends .......      2,003            11,680           3,755           23,269
Shares redeemed ....................................    (97,283)         (565,679)         (8,221)         (53,419)
                                                     ----------      ------------      ----------      -----------
  Net increase (decrease) ..........................    (80,518)     $   (469,690)         82,783      $   516,340
                                                     ==========      ============      ==========      ===========
                                                                CLASS B                           CLASS B
                                                     ----------------------------      ---------------------------
Shares sold ........................................         --                --          10,388      $    66,681
Shares issued upon reinvestment of dividends .......        636      $      3,542           1,567            9,539
Shares redeemed ....................................    (10,395)          (55,702)           (159)            (949)
                                                     ----------      ------------      ----------      -----------
  Net increase (decrease) ..........................     (9,759)     $    (52,160)         11,796      $    75,271
                                                     ==========      ============      ==========      ===========
                                                                CLASS C                           CLASS C
                                                     ----------------------------      ---------------------------
Shares sold ........................................     23,314      $    125,405           9,896      $    61,575
Shares issued upon reinvestment of dividends .......      1,090             6,137           1,486            9,073
Shares redeemed ....................................    (15,698)          (89,459)         (1,689)         (10,860)
                                                     ----------      ------------      ----------      -----------
  Net increase .....................................      8,706      $     42,083           9,693      $    59,788
                                                     ==========      ============      ==========      ===========

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the Securities and Exchange Commission (the "SEC") requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS
================================================================================


Selected data for a share of capital stock outstanding throughout each period:

                            INCOME FROM INVESTMENT OPERATIONS                    DISTRIBUTIONS
                          -------------------------------------    -----------------------------------------------
                                          Net
              Net Asset       Net     Realized and      Total                    Net
   Period       Value,    Investment   Unrealized       from         Net      Realized     Return
   Ended      Beginning     Income   Gain (Loss) on  Investment   Investment   Gain on       of         Total
December 31,  of Period    (Loss)(g)   Investments   Operations     Income   Investments   Capital   Distributions
------------  ---------    --------    -----------   ----------     ------   -----------   -------   -------------
CLASS AAA
  2005         $ 6.26       $ 0.04       $ 0.40       $ 0.44        $(0.17)    $(0.32)         --      $(0.49)
  2004           6.77         0.07         0.62         0.69         (0.12)     (0.38)     $(0.70)      (1.20)
  2003           6.66         0.07         1.24         1.31         (0.11)        --       (1.09)      (1.20)
  2002           8.29         0.07        (0.50)       (0.43)        (0.04)        --       (1.16)      (1.20)
  2001          10.86        (0.09)       (1.28)       (1.37)           --      (0.00)(d)   (1.20)      (1.20)
CLASS A
  2005         $ 6.26       $ 0.04       $ 0.41       $ 0.45        $(0.17)    $(0.32)         --      $(0.49)
  2004           6.77         0.09         0.60         0.69         (0.11)     (0.36)     $(0.73)      (1.20)
  2003           6.66         0.07         1.24         1.31         (0.11)        --       (1.09)      (1.20)
  2002           8.28         0.07        (0.49)       (0.42)        (0.04)        --       (1.16)      (1.20)
  2001(b)       10.27        (0.09)       (1.10)       (1.19)           --      (0.00)(d)   (0.80)      (0.80)
CLASS B
  2005         $ 6.01       $(0.01)      $ 0.39       $ 0.38        $(0.17)    $(0.32)         --      $(0.49)
  2004           6.59         0.03         0.59         0.62         (0.10)     (0.34)     $(0.76)      (1.20)
  2003           6.55         0.03         1.21         1.24         (0.07)        --       (1.13)      (1.20)
  2002           8.23         0.02        (0.50)       (0.48)        (0.04)        --       (1.16)      (1.20)
  2001(a)       10.04        (0.16)       (0.75)       (0.91)           --       (0.00)(d)  (0.90)      (0.90)
CLASS C
  2005         $ 6.09       $ 0.00(d)    $ 0.38       $ 0.38        $(0.17)    $(0.32)         --      $(0.49)
  2004           6.66         0.03         0.60         0.63         (0.10)     (0.34)     $(0.76)      (1.20)
  2003           6.61         0.03         1.22         1.25         (0.07)        --       (1.13)      (1.20)
  2002           8.27         0.02        (0.48)       (0.46)        (0.04)        --       (1.16)      (1.20)
  2001(c)        8.58        (0.14)        0.03        (0.11)           --       (0.00)(d)  (0.20)      (0.20)

                                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                    --------------------------------------------------------------------------

                         Net Asset            Net Assets    Net       Operating       Operating
   Period                  Value,               End of   Investment    Expenses        Expenses      Portfolio
   Ended      Redemption   End of    Total      Period     Income       Before          Net of        Turnover
December 31,    Fees(g)    Period   Return+   (in 000's)   (Loss)    Reimbursement  Reimbursement(e)    Rate
------------    -------    -------  -------   ----------   ------    -------------  ----------------  --------
CLASS AAA
  2005          $0.01       $6.22     8.0%      $13,781     0.63%         2.11%          2.03%(h)        58%
  2004           0.00(d)     6.26     11.7       20,350     1.06          2.06           2.01            60
  2003           0.00(d)     6.77     21.5       17,281     1.12          2.07           2.01            54
  2002             --        6.66     (4.9)       9,316     0.97          2.83           2.83            33
  2001             --        8.29    (13.2)       8,288    (0.93)         2.69           2.69            49
CLASS A
  2005          $0.01       $6.23      8.2%     $    93     0.68%         2.06%          2.04%(h)        58%
  2004           0.00(d)     6.26     11.6          598     1.41          2.06           2.01            60
  2003           0.00(d)     6.77     21.5           86     1.12          2.07           2.01            54
  2002             --        6.66     (4.7)           2     0.97          2.83           2.83            33
  2001(b)          --        8.28    (13.3)           9    (0.93)(f)      2.69(f)        2.69(f)         49
CLASS B
  2005          $0.01       $5.91      7.3%     $    73    (0.13)%        2.84%          2.78%(h)        58%
  2004           0.00(d)     6.01     10.8          133     0.45          2.81           2.76            60
  2003           0.00(d)     6.59     20.7           68     0.37          2.82           2.76            54
  2002             --        6.55     (5.6)          24     0.22          3.58           3.58            33
  2001(a)          --        8.23    (13.8)           6    (1.68)(f)      3.44(f)        3.44(f)         49
CLASS C
  2005          $0.01       $5.99      7.2%     $   145    (0.01)%        2.91%          2.78%(h)        58%
  2004           0.00(d)     6.09     10.9           95     0.44          2.81           2.76            60
  2003           0.00(d)     6.66     20.7           39     0.37          2.82           2.76            54
  2002             --        6.61     (5.3)          13     0.22          3.58           3.58            33
  2001(c)          --        8.27    (13.5)           0    (1.68)(f)      3.44(f)        3.44(f)         49

--------------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect the applicable sales charges. Total return for the period of less than one year is not annualized.
(a) From March 28, 2001, the date Class B Shares were continuously outstanding.
(b) From May 2, 2001, the date shares were continuously outstanding. Class A Shares were outstanding for the period March 13, 2000 through November 30, 2000.
(c) From  November  26,  2001,  the  date  Class  C  Shares  were   continuously
    outstanding.
(d) Amount represents less than $0.005 per share.
(e) The Fund incurred interest expense during the years ended December 31, 2005, 2004, 2003, 2002, and 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.00%, 2.82%, and 2.67% (Class AAA), 2.00%, 2.00%, 2.00%, 2.82%, and
    2.67% (Class A), 2.75%,  2.75%, 2.75%, 3.57%, and 3.42% (Class B) and 2.75%,
    2.75%, 2.75%, 3.57%, and 3.42% (Class C), respectively.
(f) Annualized.
(g) Per share amounts have been calculated using the average shares outstanding method.
(h) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended December 31, 2005 would have been 2.03% (Class AAA), 2.03% (Class A), 2.78% (Class B), and 2.78% (Class
    C).

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Directors of GAMCO Global Series Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Convertible Securities Fund (the "Fund") (formerly The Gabelli Global Convertible Securities Fund), a series of GAMCO Global Series Funds, Inc., (formerly Gabelli Global Series Funds, Inc.) as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2002 were audited by other auditors whose report dated January 31, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The GAMCO Global Convertible Securities Fund, a series of GAMCO Global Series Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 14, 2006

                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

During the six months ended December 31, 2005, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the "independent directors") who are not "interested persons" of the Fund. The following paragraphs summarize the material information and factors considered by the independent directors as well as their conclusions relative to such factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The independent directors considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The independent directors noted the experience, length of service, and reputation of the portfolio managers.

INVESTMENT PERFORMANCE. The independent directors reviewed the short and medium-term performance of the Fund against a peer group of convertible securities funds, noting that the Fund's performance was in or near the top third for the one and three year periods and in the bottom quartile for the five year period.

PROFITABILITY. The independent directors reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge. The directors also noted that an affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

ECONOMIES OF SCALE. The independent directors discussed the major elements of the Adviser's cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data suggesting that 20% growth in the Fund would not produce meaningful economies of scale that the shareholders would not participate in.

SHARING OF ECONOMIES OF SCALE. The independent directors noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

SERVICE AND COST COMPARISONS. The independent directors compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the peer group of convertible securities funds and noted that the Adviser's advisory fee includes substantially all administrative services of the Fund as well as investment advisory services. The directors noted that the Fund's expense ratios after voluntary expense reimbursements were significantly higher, and the Fund's size was significantly lower, than average within this group. The directors also noted that all but one of the peer group were domestic convertible funds, thereby limiting the usefulness of peer group comparisons. The directors also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The directors did not compare the advisory fee to the fee for other types of accounts managed by the Adviser.

CONCLUSIONS. The independent directors concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a mixed performance record. The independent directors also concluded that the Fund's expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a significant factor in their thinking at this time. The directors did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the independent directors determined to recommend continuation of the investment advisory agreement to the full Board of Directors.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
================================================================================


The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about The GAMCO Global Convertible Securities Fund's Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Convertible Securities Fund at One Corporate Center, Rye, NY 10580-1422.

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1              TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    AND AGE              SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                HELD BY DIRECTOR 4
----------------         --------       ----------        ----------------------                ------------------
INTERESTED DIRECTORS 3:
----------------------

MARIO J. GABELLI       Since 1993          24     Chairman of the Board and Chief Executive      Director of Morgan Group
Director and                                      Officer of GAMCO Investors, Inc.               Holdings, Inc.
Chief Investment Officer                          and Chief Investment Officer - Value           (holding company)
Age: 63                                           Portfolios of Gabelli Funds, LLC and
                                                  GAMCO Asset Management Inc.; Chairman
                                                  and Chief Executive Officer of Lynch
                                                  Interactive Corporation (multimedia
                                                  and services)

JOHN D. GABELLI        Since 1993          10     Senior Vice President of Gabelli &             Director of GAMCO
Director                                          Company, Inc.                                  Investors, Inc.
Age: 61

NON-INTERESTED DIRECTORS:
------------------------

E. VAL  CERUTTI        Since 2001           7     Chief Executive Officer of Cerutti             Director of Lynch Corporation
Director                                          Consultants, Inc.; Adviser, Iona College       (diversified
Age: 66                                           School of Business                             manufacturing)


ANTHONY J. COLAVITA    Since 1993          34     Partner in the law firm of                       --
Director                                          Anthony J. Colavita, P.C.
Age: 70

ARTHUR V. FERRARA      Since 2001           6     Formerly, Chairman of the Board and Chief      Director/Trustee of
Director                                          Executive Officer of The Guardian Life         25 mutual funds within the
Age: 75                                           Insurance Company of America from January      Guardian Fund Complex
                                                  1993 to December 1995; President, Chief
                                                  Executive Officer and a Director
                                                  prior thereto

WERNER J. ROEDER, MD   Since 1993          23     Medical Director of Lawrence                     --
Director                                          Hospital and practicing private physician
Age: 65

ANTHONIE C. VAN EKRIS  Since 1993          18     Chairman of BALMAC International, Inc.           --
Director                                          and futures trading)
Age: 71

SALVATORE J. ZIZZA     Since 2004          25     Chairman of Hallmark Electrical                Director of Hollis-Eden
Director                                          Supplies Corp.                                 Pharmaceuticals
Age: 60                                                                                          (biotechnology);
                                                                                                 Director of Earl
                                                                                                 Scheib, Inc.
                                                                                                 (automotive services)

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
================================================================================


                         TERM OF
                       OFFICE AND
NAME, POSITION(S)       LENGTH OF
    ADDRESS 1              TIME              PRINCIPAL OCCUPATION(S)
    AND AGE              SERVED 2            DURING PAST FIVE YEARS
----------------         --------            ----------------------


OFFICERS:

BRUCE N. ALPERT        Since 2003             Executive Vice President and Chief Operating
President and Treasurer                       Officer of Gabelli Funds, LLC since 1988 and
Age: 54                                       an officer of all of the registered investment
                                              companies in the Gabelli Funds complex.
                                              Director and President of Gabelli Advisers, Inc.
                                              since 1998.

JAMES E. MCKEE         Since 1995             Vice President, General Counsel and Secretary of
Secretary                                     GAMCO Investors, Inc. since 1999 and GAMCO
Age: 42                                       Asset Management Inc. since 1993; Secretary of
                                              all of the registered investment companies in
                                              the Gabelli Funds complex.

PETER D. GOLDSTEIN     Since 2004             Director of Regulatory Affairs for GAMCO Investors, Inc.
Chief Compliance Officer                      since 2004; Chief Compliance Officer of all of the
Age: 52                                       registered investment companies in the Gabelli Funds
                                              complex; Vice President of Goldman Sachs Asset
                                              Management from 2000 through 2004.

---------------------------
 1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
 2 Each Director  will hold office for an indefinite  term until the earliest of
   (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Directors and now serves as Director Emeritus.
 3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli and J. Gabelli are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
 4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.


--------------------------------------------------------------------------------
                   2005 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2005, the Fund paid to shareholders an ordinary income dividend (comprised of net investment income and short-term capital gains) totaling $0.36, $0.36, $0.36, and $0.36 and a long-term capital gain distribution totaling $0.13, $0.13, $0.13, and $0.13 per share for Class AAA, Class A, Class B, and Class C Shares, respectively. The Fund designates a maximum of $943,591 of long-term capital as a capital gain dividend for tax reporting purposes. For the fiscal year ended December 31, 2005, 21.40% of the ordinary income dividend qualifies for the dividend received deduction available to corporations, and 15.46% of the ordinary income distribution was qualified dividend income.

  U.S. GOVERNMENT INCOME

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2005 which was derived from U.S. Treasury securities was 0.41%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The GAMCO Global Convertible Securities Fund did not meet this strict requirement in 2005. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
================================================================================

     WHO ARE WE?
     The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE
        SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(MULTICLASS)                              PORTFOLIO MANAGER: BARBARA MARCIN, CFA

WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(MULTICLASS)                            PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GAMCO GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is
capital appreciation. (MULTICLASS)        PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GAMCO INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GAMCO GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an
emphasis on income. (MULTICLASS)        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

WESTWOOD INCOME FUND
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income
securities. (MULTICLASS)                       PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GAMCO GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GAMCO GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GAMCO GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial, and political factors. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (MULTICLASS)                       TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
GAMCO MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

FIXED INCOME ________________________________
WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

 TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY
       BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION
   ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                         GAMCO Global Series Funds, Inc.
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                          John D. Gabelli
CHAIRMAN AND CHIEF                             SENIOR VICE PRESIDENT
EXECUTIVE OFFICER                              GABELLI & COMPANY, INC.
GAMCO INVESTORS, INC.

E. Val Cerutti                                 Werner J. Roeder,  MD
CHIEF EXECUTIVE OFFICER                        MEDICAL  DIRECTOR
CERUTTI CONSULTANTS, INC.                      LAWRENCE HOSPITAL

Anthony J. Colavita                            Anthonie C. van Ekris
ATTORNEY-AT-LAW                                MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                      BALMAC INTERNATIONAL, INC.

Arthur V. Ferrara                              Salvatore J. Zizza
FORMER CHAIRMAN AND                            CHAIRMAN
CHIEF EXECUTIVE OFFICER                        HALLMARK ELECTRICAL
GUARDIAN LIFE INSURANCE                        SUPPLIES CORP.
COMPANY OF AMERICA

                                    OFFICERS

Bruce N. Alpert                                James E. McKee
PRESIDENT AND TREASURER                        SECRETARY

Peter D. Goldstein
CHIEF COMPLIANCE OFFICER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The GAMCO Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB441Q405SR


                                                            GAMCO


                                                            THE
                                                            GAMCO
                                                            GLOBAL
                                                            CONVERTIBLE
                                                            SECURITIES
                                                            FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2005

                          THE GAMCO GLOBAL GROWTH FUND

                                  ANNUAL REPORT
                               DECEMBER 31, 2005





TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005 with a description of factors that affected the performance during the past year.

PERFORMANCE DISCUSSION

      Our focus is on picking stocks, not currencies or countries. We construct portfolios to be well diversified by country, sector, and issue. While we may make occasional investments in emerging markets, we invest primarily in developed markets. We invest for the long term and have below average portfolio turnover. This was a successful formula for 2005, as the Fund returned 13.7% for the year, compared to 11.4% for the MSCI AC World Free Index.

      Good news on profits and economic growth continued to overwhelm concerns about energy prices, inflation, and geopolitical tensions as most stock markets finished the year on a positive note. While the energy and utility sectors suffered from year end profit taking in the fourth quarter, all other sectors posted gains, with the exception of telecom services, which claims some distinction as the only sector with a negative return for the year (based on the MSCI AC World Free Index data). The dollar gained a bit on the major currencies eating into returns for dollar-based investors active in those stock markets. Emerging markets were higher in the aggregate but results varied greatly by market.

      For the year, Canada gets the gold medal, showing a rise (in U.S. dollars) of 28.3%. Japan takes the silver, rising 25.5%, Austria takes the bronze (+24.6%), followed by Denmark (+24.5%), and Norway (+24.3%). Bringing up the rear were Ireland (-2.3%), Portugal (-1.9%), New Zealand (+1.7%), Italy (+1.9%), and Spain (+4.4%).

      In 2005, energy stocks rode the trend of rising oil prices, advancing 31.2%. Materials stocks were also popular, given rising prices for metals and other commodities, with the materials sector advancing 20.5%. Low bond yields contributed to the rising demand for income stocks, and utilities rose 14.1%. Other sectors with double digit gains were industrials (+12.5%), and financials (+12.3%). In addition to telecom services (-5.6%), the other laggards were consumer discretionary (+2.3%), information technology (+6.8%), consumer staples (+7.0%), and health care (+9.4%).

      Fund performance during the past twelve months was enhanced by our generally overweight commitment to energy and metals and mining, the two best performing sectors. Our lack of exposure to utilities, the third best performing sector, was a negative. However, our growth bias in stock selection generally keeps utilities off our radar screen. We had strong performing stocks across a number of different industries. Our top stock was Vallourec SA, a French industrial company, which rose 330% (in local currency). This was followed by Peabody Energy Corp. (+104%), Koninklijke BAM Groep NV (+93%), Suncor Energy Inc. (+78%), Nikko Cordial Corp. (+72%), and Genentech Inc. (+70%). Other exceptional performers included Google Inc. (+67% since purchased), Transocean Inc. (+64%), Whole Foods Markets Inc. (+62%), Richemont AG (+53%), and Samsung Electronics Co. Ltd. (+47%).

                                                           Sincerely yours,

                                                           /s/ Bruce N. Alpert

                                                           Bruce N. Alpert
                                                           President
February 15, 2006


SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total net assets as of December 31, 2005:


THE GAMCO GLOBAL GROWTH FUND

Financial Services ................................. 15.8%
Health Care ........................................ 13.5%
Energy and Utilities ...............................  8.5%
Computer Software and Services .....................  7.3%
Food and Beverage ..................................  7.2%
Diversified Industrial .............................  5.6%
Metals and Mining ..................................  5.6%
Retail .............................................  5.4%
Consumer Products ..................................  4.8%
Electronics ........................................  4.4%
Building and Construction ..........................  2.8%
Entertainment ......................................  2.8%
Equipment and Supplies .............................  2.0%
Telecommunications .................................  2.0%
Business Services ..................................  1.9%
Machinery ..........................................  1.8%
Aerospace ..........................................  1.7%
Wireless Communications ............................  1.7%
U.S. Government Obligations ........................  1.3%
Broadcasting .......................................  1.2%
Hotels and Gaming ..................................  0.8%
Chemicals and Allied Products ......................  0.8%
Consumer Services ..................................  0.8%
Cable and Satellite ................................  0.5%
Other Assets and Liabilities - (Net) ............... (0.2)%
                                                    ------
                                                    100.0%
                                                    =======


THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI
(800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

                               [GRAPHIC OMITTED]
                              PLOT POINTS FOLLOW:

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
    GAMCO GLOBAL GROWTH FUND CLASS AAA SHARES, THE LIPPER GLOBAL FUND AVERAGE
                        AND THE MSCI AC WORLD FREE INDEX

              Gabelli Global          Lipper Global Multi-Cap       MSCI AC
       Growth Fund Class AAA Shares     Growth Fund Average     World Free Index
2/7/94            $10,000                      $10,000               $10,000
12/31/94           10,250                        9,835                 9,849
12/31/95           12,083                       11,214                11,766
12/31/96           13,594                       13,042                13,319
12/31/97           19,263                       14,742                15,315
12/31/98           24,836                       16,856                18,680
12/31/99           53,645                       22,938                23,690
12/31/00           33,534                       20,582                20,387
12/31/01           25,435                       17,007                17,144
12/31/02           19,130                       13,686                13,890
12/31/03           27,048                       18,078                18,700
12/31/04           29,598                       20,717                21,645
12/31/05           33,659                       23,118                24,106

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (A)
              ----------------------------------------------------
                                                                                                             Since
                                                                                                           Inception
                                                   QUARTER     1 YEAR     3 YEAR      5 YEAR      10 YEAR  (2/7/94)
-------------------------------------------------------------------------------------------------------------------
 GAMCO GLOBAL GROWTH FUND CLASS AAA ..............  3.64%     13.72%      20.73%       0.08%      10.79%    10.73%
 MSCI AC World Free Index ........................  3.43      11.37       20.18        3.41        7.44      7.66
 Lipper Global Multi-Cap Growth Fund Average .....  3.81      11.60       20.42        2.90        9.93      9.13
 Class A .........................................  3.59      13.66       20.74        0.10       10.80     10.74
                                                   (2.39)(b)   7.12(b)    18.38(b)    (1.08)(b)   10.15(b)  10.19(b)
 Class B .........................................  3.48      12.87       19.83       (0.65)      10.35     10.37
                                                   (1.52)(c)   7.87(c)    19.13(c)    (1.05)(c)   10.35(c)  10.37(c)
 Class C .........................................  3.43      12.85       19.83       (0.66)      10.32     10.34
                                                    2.43(c)   11.85(c)    19.83(c)    (0.66)(c)   10.32(c)  10.34(c)

 (a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.
     THE CLASS AAA SHARES' NET ASSET VALUES ARE USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES ON MARCH 2, 2000, MAY 5, 2000 AND MARCH 12, 2000, RESPECTIVELY. THE ACTUAL PERFORMANCE FOR THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. INVESTING IN FOREIGN SECURITIES INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE MSCI AC WORLD FREE INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY.
 (b) INCLUDES THE EFFECT OF THE MAXIMUM 5.75% SALES CHARGE AT THE BEGINNING OF THE PERIOD.
 (c) INCLUDES THE EFFECT OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE AT THE END OF THE PERIOD SHOWN FOR CLASS B AND CLASS C SHARES, RESPECTIVELY. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.
--------------------------------------------------------------------------------

THE GAMCO GLOBAL GROWTH FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
For the Six Month Period from July 1, 2005 through December 31, 2005
                                                                   EXPENSE TABLE
================================================================================


We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.



HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2005.

                    Beginning       Ending       Annualized     Expenses
                  Account Value  Account Value     Expense     Paid During
                    07/01/05       12/31/05         Ratio        Period*
--------------------------------------------------------------------------------
THE GAMCO GLOBAL GROWTH FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class AAA         $1,000.00      $1,136.60          1.73%       $ 9.32
Class A           $1,000.00      $1,136.60          1.74%       $ 9.37
Class B           $1,000.00      $1,132.60          2.48%       $13.33
Class C           $1,000.00      $1,132.40          2.49%       $13.38

HYPOTHETICAL 5% RETURN
Class AAA          $1,000.00     $1,016.48          1.73%       $ 8.79
Class A            $1,000.00     $1,016.43          1.74%       $ 8.84
Class B            $1,000.00     $1,012.70          2.48%       $12.58
Class C            $1,000.00     $1,012.65          2.49%       $12.63

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

THE GAMCO GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
================================================================================
                                                                     MARKET
    SHARES                                                COST        VALUE
   ---------                                              ----       -------
              COMMON STOCKS -- 98.9%
              AEROSPACE -- 1.7%
       8,358  Northrop Grumman Corp. ............... $    431,525  $    502,399
      25,000  United Technologies Corp. ............    1,221,038     1,397,750
                                                     ------------  ------------
                                                        1,652,563     1,900,149
                                                     ------------  ------------
              BROADCASTING -- 1.2%
       7,000  Lagardere SCA ........................      399,739       538,672
       5,200  Nippon Television Network Corp. ......      771,307       799,389
                                                     ------------  ------------
                                                        1,171,046     1,338,061
                                                     ------------  ------------
              BUILDING AND CONSTRUCTION -- 2.8%
      20,000  CRH plc ..............................      482,219       588,396
      15,000  Fomento de Construcciones
                y Contratas SA .....................      402,698       850,628
       5,000  Koninklijke BAM Groep NV .............      139,129       419,691
      50,000  Sekisui House Ltd. ...................      522,442       629,160
      10,000  Technip SA ...........................      312,581       601,418
                                                     ------------  ------------
                                                        1,859,069     3,089,293
                                                     ------------  ------------
              BUSINESS SERVICES -- 1.9%
       6,500  Getty Images Inc.+ ...................      469,625       580,255
       2,800  Hakuhodo Dy Holdings Inc. ............      191,989       197,295
      10,000  SAP AG, ADR ..........................      452,250       450,700
      16,000  Secom Co. Ltd. .......................      620,342       837,071
                                                     ------------  ------------
                                                        1,734,206     2,065,321
                                                     ------------  ------------
              CABLE AND SATELLITE -- 0.5%
      12,250  Rogers Communications
                Inc., Cl. B ........................       84,714       518,474
                                                     ------------  ------------
              CHEMICALS AND ALLIED PRODUCTS -- 0.8%
      13,000  Shin-Etsu Chemical Co. Ltd. ..........      458,472       691,144
      50,000  Tokai Carbon Co. Ltd. ................      205,108       232,331
                                                     ------------  ------------
                                                          663,580       923,475
                                                     ------------  ------------
              COMPUTER SOFTWARE AND SERVICES -- 7.3%
      20,000  Adobe Systems Inc. ...................      603,573       739,200
      35,000  Cisco Systems Inc.+ ..................      692,075       599,200
      20,000  Dell Inc.+ ...........................      838,976       599,800
       9,000  Electronic Arts Inc.+ ................      467,980       470,790
      40,000  EMC Corp.+ ...........................      524,899       544,800
       3,200  Google Inc., Cl. A+ ..................      794,052     1,327,552
      75,000  Microsoft Corp. ......................    2,015,860     1,961,250
      13,000  NAVTEQ Corp.+ ........................      523,311       570,310
      30,000  Yahoo! Inc.+ .........................    1,104,800     1,175,400
                                                     ------------  ------------
                                                        7,565,526     7,988,302
                                                     ------------  ------------
              CONSUMER PRODUCTS -- 4.8%
       9,924  Altadis SA ...........................      166,300       450,220
       7,000  Christian Dior SA ....................      438,852       622,373
      15,314  Compagnie Financiere
                Richemont AG, Cl. A ................      443,000       666,612

                                                                     MARKET
    SHARES                                                COST        VALUE
   ---------                                              ----       -------

      17,247  Gallaher Group plc ................... $    173,860  $    260,383
       6,000  Harman International
                Industries Inc. ....................      529,406       587,100
      27,000  Luxottica Group SpA ..................      477,982       685,013
      25,000  Procter & Gamble Co. .................    1,382,601     1,447,000
       4,000  Swatch Group AG, Cl. B ...............      464,406       593,585
                                                     ------------  ------------
                                                        4,076,407     5,312,286
                                                     ------------  ------------
              CONSUMER SERVICES -- 0.8%
      20,000  eBay Inc.+ ...........................      696,529       865,000
                                                     ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 5.6%
      10,000  3M Co. ...............................      807,181       775,000
      25,000  Bouygues SA ..........................      905,762     1,222,371
      75,000  General Electric Co. .................    2,728,135     2,628,750
       9,000  ITT Industries Inc. ..................      786,992       925,380
      10,000  Rockwell Automation Inc. .............      611,683       591,600
                                                     ------------  ------------
                                                        5,839,753     6,143,101
                                                     ------------  ------------
              ELECTRONICS -- 4.4%
      15,000  Broadcom Corp., Cl. A+ ...............      492,170       707,250
      25,000  Intel Corp. ..........................      565,750       624,000
      30,000  Linear Technology Corp. ..............    1,168,726     1,082,100
      20,000  Microchip Technology Inc. ............      572,524       643,000
       1,070  Samsung Electronics Co. Ltd. .........      175,381       697,561
      20,000  Texas Instruments Inc. ...............      405,221       641,400
       8,000  Tokyo Electron Ltd. ..................      436,931       502,650
                                                     ------------  ------------
                                                        3,816,703     4,897,961
                                                     ------------  ------------
              ENERGY AND UTILITIES -- 8.5%
      10,000  Baker Hughes Inc. ....................      451,875       607,800
       8,000  BP plc, ADR ..........................      466,366       513,760
      12,000  Canadian Natural Resources Ltd. ......      501,440       595,440
      20,000  Chesapeake Energy Corp. ..............      635,060       634,600
       4,266  ConocoPhillips .......................      104,053       248,196
      11,172  Devon Energy Corp. ...................      350,560       698,697
      12,000  EnCana Corp. .........................      576,522       541,920
      10,000  Murphy Oil Corp. .....................      458,214       539,900
       6,000  Occidental Petroleum Corp. ...........      417,900       479,280
      10,288  Pioneer Natural Resources Co. ........      334,556       527,466
      15,000  Repsol YPF SA ........................      476,045       438,100
       8,500  Schlumberger Ltd. ....................      538,841       825,775
      10,000  Suncor Energy Inc. ...................      340,290       631,300
       2,063  Total SA .............................      356,308       518,271
       4,000  Total SA, ADR ........................      428,556       505,600
       9,000  Transocean Inc.+ .....................      366,974       627,210
       9,000  Valero Energy Corp. ..................      438,558       464,400
                                                     ------------  ------------
                                                        7,242,118     9,397,715
                                                     ------------  ------------

                See accompanying notes to financial statements.

THE GAMCO GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2005
================================================================================

                                                                     MARKET
    SHARES                                                COST        VALUE
   ---------                                              ----       -------
              COMMON STOCKS (CONTINUED)
              ENTERTAINMENT -- 2.8%
      90,000  Publishing & Broadcasting Ltd. ....... $    502,272  $  1,087,334
      60,239  Time Warner Inc. .....................      831,264     1,050,568
      30,180  Vivendi Universal SA .................      747,074       945,414
                                                     ------------  ------------
                                                        2,080,610     3,083,316
                                                     ------------  ------------
              EQUIPMENT AND SUPPLIES -- 2.0%
      20,000  Ingersoll-Rand Co. Ltd., Cl. A .......      803,357       807,400
       2,600  Keyence Corp. ........................      544,556       739,645
       1,150  Vallourec SA .........................      107,619       633,087
                                                     ------------  ------------
                                                        1,455,532     2,180,132
                                                     ------------  ------------
              FINANCIAL SERVICES -- 15.8%
      27,000  77 Bank Ltd. .........................      197,165       205,130
       5,500  Allianz AG ...........................      704,835       833,071
      10,000  American Express Co. .................      491,340       514,600
      60,000  Anglo Irish Bank Corp. plc ...........      141,074       910,651
      30,000  Australia & New Zealand
                Banking Group Ltd. .................      505,275       526,732
      30,000  Aviva plc ............................      320,646       363,883
      29,039  Bank of Ireland, Ireland .............      280,065       457,586
      10,000  Bank of Ireland, London ..............      159,392       157,458
      36,000  Citigroup Inc. .......................    1,693,228     1,747,080
      20,000  Credit Suisse Group, ADR .............      942,161     1,019,000
      10,000  Goldman Sachs Group Inc. .............    1,049,500     1,277,100
      15,000  HSBC Holdings plc, ADR ...............    1,289,686     1,207,050
      11,914  Irish Life & Permanent plc ...........      129,749       243,451
       5,000  Legg Mason Inc. ......................      588,271       598,450
      19,895  Merrill Lynch & Co. Inc. .............    1,042,319     1,347,488
          50  Mitsubishi UFJ Financial
                Group Inc. .........................      552,547       678,340
      79,500  Nikko Cordial Corp. ..................      817,370     1,259,219
      35,000  Standard Chartered plc ...............      677,808       779,812
      15,000  State Street Corp. ...................      712,853       831,600
      15,000  UBS AG, New York .....................    1,226,314     1,427,250
       2,000  UBS AG, Switzerland ..................      136,647       190,404
      33,000  Westpac Banking Corp. ................      502,533       550,375
      16,000  Yamaguchi Bank Ltd. ..................      202,431       229,957
                                                     ------------  ------------
                                                       14,363,209    17,355,687
                                                     ------------  ------------
              FOOD AND BEVERAGE -- 7.2%
      53,000  Ajinomoto Co. Inc. ...................      602,454       542,426
      60,000  Cadbury Schweppes plc ................      592,403       567,245
      18,996  Coca-Cola Hellenic
                Bottling Co. SA ....................      385,338       559,533
     100,000  Davide Campari-Milano SpA ............      467,325       739,934
      77,000  Diageo plc ...........................      971,581     1,116,124
       6,000  Diageo plc, ADR ......................      326,867       349,800
      12,000  General Mills Inc. ...................      542,811       591,840
       3,000  Nestle SA ............................      850,228       897,226

                                                                     MARKET
    SHARES                                                COST        VALUE
   ---------                                              ----       -------
      20,000  PepsiCo Inc. ......................... $  1,020,471  $  1,181,600
       3,763  Pernod-Ricard SA .....................      401,489       656,666
      15,000  Starbucks Corp.+ .....................      413,438       450,150
       5,000  Wrigley (Wm.) Jr. Co. ................      353,869       332,450
                                                     ------------  ------------
                                                        6,928,274     7,984,994
                                                     ------------  ------------
              HEALTH CARE -- 13.5%
      17,000  Amgen Inc.+ ..........................    1,056,128     1,340,620
      10,000  Caremark Rx Inc.+ ....................      381,225       517,900
      10,000  Eli Lilly & Co. ......................      543,034       565,900
      10,000  Genentech Inc.+ ......................      506,391       925,000
      10,000  Genzyme Corp.+ .......................      578,740       707,800
      40,000  GlaxoSmithKline plc ..................      846,223     1,010,959
      15,000  Hisamitsu Pharmaceutical
                Co. Inc. ...........................      252,777       377,751
      20,000  Medtronic Inc. .......................      947,550     1,151,400
      20,000  Novartis AG ..........................      792,163     1,050,949
       6,200  Roche Holding AG .....................      495,746       930,908
      10,530  Sanofi-Aventis .......................      741,849       922,514
      40,000  Smith & Nephew plc ...................      391,880       368,529
      10,000  St. Jude Medical Inc.+ ...............      436,070       502,000
       2,400  Straumann Holding AG .................      504,079       556,143
      20,000  Stryker Corp. ........................      912,862       888,600
       4,800  Synthes Inc. .........................      398,130       539,158
      13,000  Takeda Pharmaceutical Co. Ltd. .......      553,551       703,269
      15,000  Varian Medical Systems Inc.+ .........      576,797       755,100
      15,000  Zimmer Holdings Inc.+ ................    1,213,549     1,011,600
                                                     ------------  ------------
                                                       12,128,744    14,826,100
                                                     ------------  ------------
              HOTELS AND GAMING -- 0.8%
       8,550  Greek Organization of
                Football Prognostics SA ............      101,078       294,559
     102,011  Hilton Group plc .....................      427,567       637,974
                                                     ------------  ------------
                                                          528,645       932,533
                                                     ------------  ------------
              MACHINERY -- 1.8%
      10,000  Caterpillar Inc. .....................      459,402       577,700
      10,000  Deere & Co. ..........................      724,210       681,100
       5,000  SMC Corp. ............................      530,944       714,377
                                                     ------------  ------------
                                                        1,714,556     1,973,177
                                                     ------------  ------------
              METALS AND MINING -- 5.6%
      20,000  BHP Billiton plc .....................      317,858       326,721
      25,404  Freeport-McMoRan Copper &
                Gold Inc., Cl. B ...................      854,573     1,366,735
      61,026  Gold Fields Ltd., ADR ................      528,792     1,075,888
      23,473  Newmont Mining Corp. .................      832,462     1,253,458
      13,614  Peabody Energy Corp. .................      337,506     1,122,066
      16,000  Rio Tinto plc ........................      587,296       730,864
      11,000  Xstrata plc ..........................      288,341       257,385
                                                     ------------  ------------
                                                        3,746,828     6,133,117
                                                     ------------  ------------

                See accompanying notes to financial statements.

THE GAMCO GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2005
================================================================================

                                                                     MARKET
    SHARES                                                COST        VALUE
   ---------                                              ----       -------
              COMMON STOCKS (CONTINUED)
              RETAIL -- 5.4%
      15,000  Bed Bath & Beyond Inc.+ .............. $    613,399  $    542,250
      15,000  Best Buy Co. Inc. ....................      573,945       652,200
      20,000  Coach Inc.+ ..........................      509,323       666,800
      25,000  Matsumotokiyoshi Co. Ltd. ............      663,268       790,690
      24,000  Seven & I Holdings Co. Ltd.+ .........      813,032     1,027,685
      18,000  Tiffany & Co. ........................      580,736       689,220
      10,000  Wal-Mart Stores Inc. .................      535,178       468,000
      19,000  Walgreen Co. .........................      737,867       840,940
       3,400  Whole Foods Market Inc. ..............      156,629       263,126
                                                     ------------  ------------
                                                        5,183,377     5,940,911
                                                     ------------  ------------
              TELECOMMUNICATIONS -- 2.0%
         115  KDDI Corp. ...........................      590,072       663,077
      25,000  TDC A/S ..............................      931,760     1,497,541
                                                     ------------  ------------
                                                        1,521,832     2,160,618
                                                     ------------  ------------
              WIRELESS COMMUNICATIONS -- 1.7%
     350,000  O2 plc ...............................      410,107     1,190,794
      15,000  QUALCOMM Inc. ........................      621,961       646,200
                                                     ------------  ------------
                                                        1,032,068     1,836,994
                                                     ------------  ------------
              TOTAL COMMON STOCKS ..................   87,085,889   108,846,717
                                                     ------------  ------------

   PRINCIPAL                                                         MARKET
    AMOUNT                                                COST        VALUE
   ---------                                              ----       -------
              U.S. GOVERNMENT OBLIGATIONS -- 1.3%
  $1,398,000  U.S. Treasury Bills,
                3.891% to 4.004%++,
                02/02/06 to 03/30/06 ............... $  1,389,477  $  1,389,398
                                                     ------------  ------------
              TOTAL INVESTMENTS -- 100.2% .......... $ 88,475,366   110,236,115
                                                     ============
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.2)% ......................     (214,832)
                                                                   ------------
              NET ASSETS -- 100.0% ............................... $110,021,283
                                                                   ============
----------------
 +   Non-income producing security.
 ++  Represents annualized yield at date of purchase.
 ADR American Depository Receipt


                                        % OF
                                       MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION              VALUE      VALUE
--------------------------            --------    --------
North America ........................  52.5%   $ 57,921,798
Europe ...............................  31.9      35,121,211
Japan ................................  10.7      11,820,605
Asia/Pacific .........................   2.6       2,862,003
Latin America ........................   1.3       1,434,610
South Africa .........................   1.0       1,075,888
                                       ------   ------------
                                       100.0%   $110,236,115
                                       ======   ============

                 See accompanying notes to financial statements.

                          THE GAMCO GLOBAL GROWTH FUND


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
================================================================================

ASSETS:
  Investments, at value (cost $88,475,366) ...................  $ 110,236,115
  Cash .......................................................            605
  Dividends and interest receivable ..........................        128,922
  Receivable for Fund shares sold ............................         64,930
  Other assets ...............................................          4,808
                                                                -------------
  TOTAL ASSETS ...............................................    110,435,380
                                                                -------------
LIABILITIES:
  Payable for Fund shares redeemed ...........................        144,230
  Payable for investment advisory fees .......................         94,472
  Payable for shareholder communications expenses ............         52,412
  Payable for shareholder services fees ......................         42,351
  Payable for legal and audit fees ...........................         37,200
  Payable for distribution fees ..............................         23,883
  Other accrued expenses .....................................         19,549
                                                                -------------
  TOTAL LIABILITIES ..........................................        414,097
                                                                -------------
  NET ASSETS applicable to 5,386,367 shares outstanding ......  $ 110,021,283
                                                                =============
NET ASSETS CONSIST OF:
  Capital stock, each class at $0.001 par value ..............  $       5,386
  Additional paid-in capital .................................    156,564,422
  Accumulated net investment income ..........................            374
  Accumulated net realized loss on investments
    and foreign currency transactions ........................    (68,308,116)
  Net unrealized appreciation on investments .................     21,760,749
  Net unrealized depreciation on foreign currency translations         (1,532)
                                                                -------------
  NET ASSETS .................................................  $ 110,021,283
                                                                =============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption
    price per share ($108,433,143 /
    5,307,744 shares outstanding;
    75,000,000 shares authorized) ............................         $20.43
                                                                       ======
  CLASS A:
  Net Asset Value and redemption price per share
   ($1,149,928 / 56,277 shares outstanding;
   50,000,000 shares authorized) .............................         $20.43
                                                                       ======
  Maximum offering price per share
    (NAV / 0.9425, based on maximum sales
    charge of 5.75% of the offering price) ...................         $21.68
                                                                       ======
  CLASS B:
  Net Asset Value and offering price per share
    ($201,636 / 10,263 shares outstanding;
    25,000,000 shares authorized) ............................         $19.65(a)
                                                                       ======
  CLASS C:
  Net Asset Value and offering price per share
    ($236,576 / 12,083 shares outstanding;
    25,000,000 shares authorized) ............................         $19.58(a)
                                                                       ======
-----------------------
(a) Redemption price varies based on length of time held.



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
================================================================================

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $112,568) .......   $  1,962,150
  Interest ...........................................         71,652
                                                         ------------
  TOTAL INVESTMENT INCOME ............................      2,033,802
                                                         ------------
EXPENSES:
  Investment advisory fees ...........................      1,074,091
  Distribution fees - Class AAA ......................        266,305
  Distribution fees - Class A ........................          1,543
  Distribution fees - Class B ........................          1,779
  Distribution fees - Class C ........................            918
  Shareholder services fees ..........................        190,093
  Shareholder communications expenses ................        116,460
  Legal and audit fees ...............................         83,401
  Custodian fees .....................................         52,702
  Registration fees ..................................         34,470
  Directors' fees ....................................         11,350
  Miscellaneous expenses .............................         91,373
                                                         ------------
  TOTAL EXPENSES .....................................      1,924,485
  Less: Custodian fee credits ........................           (865)
                                                         ------------
  NET EXPENSES .......................................      1,923,620
                                                         ------------
  NET INVESTMENT INCOME ..............................        110,182
                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain on investments ...................      9,247,834
  Net realized loss on foreign currency transactions .        (14,936)
  Net change in unrealized appreciation / depreciation
    on investments and foreign currency translations .      4,268,855
                                                         ------------
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY ..............     13,501,753
                                                         ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS ........................   $ 13,611,935
                                                         ============

                 See accompanying notes to financial statements.

                          THE GAMCO GLOBAL GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                         YEAR ENDED          YEAR ENDED
                                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                      ----------------    -----------------
OPERATIONS:
  Net investment income (loss) .....................................   $     110,182        $    (352,482)
  Net realized gain on investments and foreign currency transactions       9,232,898           14,399,556
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency translations .................       4,268,855           (4,360,074)
                                                                       -------------        -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............      13,611,935            9,687,000
                                                                       -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA ......................................................         (92,625)                  --
    Class A ........................................................          (2,247)                  --
                                                                       -------------        -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............................         (94,872)                  --
                                                                       -------------        -------------
CAPITAL SHARE TRANSACTIONS:
    Class AAA ......................................................     (18,980,399)         (28,502,375)
    Class A ........................................................         576,999               19,605
    Class B ........................................................          (3,817)             (43,097)
    Class C ........................................................         171,726             (163,342)
                                                                       -------------        -------------
  NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .......     (18,235,491)         (28,689,209)
                                                                       -------------        -------------
  REDEMPTION FEES ..................................................             873               11,158
                                                                       -------------        -------------
  NET DECREASE IN NET ASSETS .......................................      (4,717,555)         (18,991,051)
NET ASSETS:
  Beginning of period ..............................................     114,738,838          133,729,889
                                                                       -------------        -------------
  End of period (including undistributed net investment
      income of $374 and $0, respectively) .........................   $ 110,021,283        $ 114,738,838
                                                                       =============        =============

NOTES TO FINANCIAL STATEMENTS
================================================================================

1. ORGANIZATION. The GAMCO Global Growth Fund (the "Fund"), formerly, The Gabelli Global Growth Fund, a series of GAMCO Global Series Funds, Inc. (the "Corporation"), formerly, Gabelli Global Series Funds, Inc., was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994. Prior to January 13, 2000, the Fund's name was The Gabelli Global Interactive Couch Potato(R) Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

THE GAMCO GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2005, there were no open repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds  with the  value  of their  underlying  instruments,  which  may not

THE GAMCO GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2005, there were no open futures contracts.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2005.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2005, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

THE GAMCO GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the net asset value ("NAV") per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no impact on the NAV of the Fund and the calculation of net investment income per share in the Financial Highlights excludes these adjustments. For the year ended December 31, 2005, reclassifications were made to decrease accumulated net investment income by $14,936 and to decrease accumulated net realized loss on investments and foreign currency transactions by $14,936.

The tax character of distributions paid during the year ended December 31, 2005 was $94,872 of ordinary income. No distributions were made in 2004.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

THE GAMCO GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

         Undistributed ordinary income .............   $        374
         Capital loss carryforward .................    (68,172,627)
         Net unrealized appreciation on investments,
           currency and foreign receivables and
           payables ................................     21,623,728
                                                       ------------
         Total accumulated loss ....................   $(46,548,525)
                                                       ============

At December 31, 2005, the Fund has net capital loss carryforwards for Federal income tax purposes of $68,172,627, which are available to reduce future required distributions of net capital gains to shareholders. $26,923,440 is available through 2010; $39,969,419 is available through 2011; and $1,279,768 is available through 2012. For the year ended December 31, 2005, the Fund utilized capital loss carryforwards of $9,035,254.

The following summarizes the tax cost of investments and related unrealized appreciation/depreciation at December 31, 2005:

                                         GROSS         GROSS      NET UNREALIZED
                                      UNREALIZED    UNREALIZED     APPRECIATION/
                            COST     APPRECIATION  DEPRECIATION   (DEPRECIATION)
                            ----     ------------  ------------   --------------
      Investments ..... $88,610,855  $23,113,451    $(1,488,191)   $21,625,260

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2005, other than short-term securities, aggregated $35,281,286 and $52,384,851, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2005, the Fund paid brokerage commissions of $1,350 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it received $3,397 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the the year ended December 31, 2005, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund's NAV, which is included in miscellaneous expenses in the Statement of Operations.

THE GAMCO GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit of up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. At December 31, 2005, there were no borrowings outstanding from the line of credit.

The average daily amount of borrowings outstanding from the line of credit within the year ended December 31, 2005, was $7,167 with a weighted average interest rate of 3.30%. The maximum amount borrowed at any time during the year ended December 31, 2005 was $707,000.

8. CAPITAL STOCK TRANSACTIONS. The Fund currently offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered only to investors who acquire them directly from Gabelli & Company or through selected broker/dealers without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. The Board has approved Class I Shares which have not been offered publicly.

Effective June 15, 2005, the Fund imposed a redemption fee of 2.00% on Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. (Prior to June 15, 2005, the Fund imposed a redemption fee on shares that were redeemed or exchanged within the sixtieth day after the date of a purchase.) The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2005 and December 31, 2004 amounted to $873 and $11,158, respectively.

The redemption fee does not apply to shares purchased through programs that the Adviser determined to have appropriate short-term trading policies in place. Additionally, certain recordkeepers for qualified and non-qualified retirement plans that could not collect the redemption fee at the participant level due to systems limitations have received an extension to implement such systems.

THE GAMCO GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                     ----------------------------      ----------------------------
                                                       SHARES          AMOUNT             SHARES         AMOUNT
                                                     ----------      ------------      ----------      ------------
                                                               CLASS AAA                         CLASS AAA
                                                     ----------------------------      ----------------------------
Shares sold ........................................    351,247      $  6,634,577         303,833      $  4,973,892
Shares issued upon reinvestment of dividends .......      4,351            89,324              --                --
Shares redeemed .................................... (1,387,756)      (25,704,300)     (2,053,668)      (33,476,267)
                                                     ----------      ------------      ----------      ------------
  Net decrease ..................................... (1,032,158)     $(18,980,399)     (1,749,835)     $(28,502,375)
                                                     ==========      ============      ==========      ============

                                                                CLASS A                           CLASS A
                                                     ----------------------------      ----------------------------
Shares sold ........................................     36,708      $    724,402          18,166      $    291,654
Shares issued upon reinvestment of dividends .......         97             1,998              --                --
Shares redeemed ....................................     (7,903)         (149,401)        (16,659)         (272,049)
                                                     ----------      ------------      ----------      ------------
  Net increase .....................................     28,902      $    576,999           1,507      $     19,605
                                                     ==========      ============      ==========      ============

                                                                CLASS B                           CLASS B
                                                     ----------------------------      ----------------------------
Shares sold ........................................      1,074      $     18,953             207      $      3,080
Shares redeemed ....................................     (1,326)          (22,770)         (2,868)          (46,177)
                                                     ----------      ------------      ----------      ------------
  Net decrease .....................................       (252)     $     (3,817)         (2,661)     $    (43,097)
                                                     ==========      ============      ==========      ============

                                                                CLASS C                           CLASS C
                                                     ----------------------------      ----------------------------
Shares sold ........................................      9,486      $    178,993           4,553      $     69,965
Shares redeemed ....................................       (394)           (7,267)        (14,548)         (233,307)
                                                     ----------      ------------      ----------      ------------
  Net increase/(decrease) ..........................      9,092      $    171,726          (9,995)     $   (163,342)
                                                     ==========      ============      ==========      ============

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the Securities and Exchange Commission (the "SEC") requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund.

THE GAMCO GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                            INCOME FROM INVESTMENT OPERATIONS           DISTRIBUTIONS
                          -------------------------------------   --------------------------
                                          Net
              Net Asset       Net     Realized and      Total
   Period       Value,    Investment   Unrealized       from         Net
   Ended      Beginning     Income   Gain (Loss) on  Investment   Investments      Total     Redemption
December 31,  of Period    (Loss)(c)   Investments   Operations     Income     Distributions   Fees(c)
------------  ---------    --------    -----------   ----------     ------     -------------   -------
CLASS AAA
  2005          $17.98      $ 0.02       $ 2.45        $ 2.47      $(0.02)        $(0.02)      $0.00(a)
  2004           16.43       (0.05)        1.60          1.55          --             --        0.00(a)
  2003           11.62       (0.06)        4.86          4.80          --             --        0.01
  2002           15.45       (0.08)       (3.75)        (3.83)         --             --          --
  2001           20.37       (0.16)       (4.76)        (4.92)         --             --          --
CLASS A
  2005          $18.01      $ 0.01       $ 2.45        $ 2.46      $(0.04)        $(0.04)      $0.00(a)
  2004           16.45       (0.05)        1.61          1.56          --             --        0.00(a)
  2003           11.63       (0.06)        4.87          4.81          --             --        0.01
  2002           15.47       (0.08)       (3.76)        (3.84)         --             --          --
  2001           20.37       (0.16)       (4.74)        (4.90)         --             --          --
CLASS B
  2005          $17.41      $(0.12)      $ 2.36        $ 2.24          --             --       $0.00(a)
  2004           16.02       (0.17)        1.56          1.39          --             --        0.00(a)
  2003           11.42       (0.16)        4.75          4.59          --             --        0.01
  2002           15.30       (0.17)       (3.71)        (3.88)         --             --          --
  2001           20.30       (0.29)       (4.71)        (5.00)         --             --          --
CLASS C
  2005          $17.35      $(0.16)      $ 2.39        $ 2.23          --             --       $0.00(a)
  2004           15.97       (0.19)        1.57          1.38          --             --        0.00(a)
  2003           11.38       (0.16)        4.74          4.58          --             --        0.01
  2002           15.26       (0.17)       (3.71)        (3.88)         --             --          --
  2001           20.24       (0.28)       (4.70)        (4.98)         --             --          --

                               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                        ----------------------------------------------------------

              Net Asset           Net Assets     Net
   Period      Value,               End of   Investment                 Portfolio
   Ended       End of    Total      Period     Income     Operating     Turnover
December 31,   Period   Return+   (in 000's)   (Loss)    Expenses (b)     Rate
------------   -------  -------   ----------   ------    -------------  --------
CLASS AAA
  2005         $20.43     13.7%    $108,433      0.11%      1.79%(d)       33%
  2004          17.98      9.4      114,011     (0.30)      1.82          100
  2003          16.43     41.4      132,886     (0.45)      1.71           63
  2002          11.62    (24.8)     105,034     (0.58)      1.75           82
  2001          15.45    (24.2)     178,575     (0.91)      1.75          102
CLASS A
  2005         $20.43     13.7%    $  1,150      0.03%      1.79%(d)       33%
  2004          18.01      9.5          493     (0.29)      1.82          100
  2003          16.45     41.4          426     (0.45)      1.71           63
  2002          11.63    (24.8)         176     (0.58)      1.75           82
  2001          15.47    (24.1)         163     (0.91)      1.75          102
CLASS B
  2005         $19.65     12.9%    $    202     (0.67)%     2.54%(d)       33%
  2004          17.41      8.7          183     (1.05)      2.57          100
  2003          16.02     40.3          211     (1.20)      2.46           63
  2002          11.42    (25.4)          86     (1.33)      2.50           82
  2001          15.30    (24.6)          57     (1.66)      2.50          102
CLASS C
  2005         $19.58     12.9%    $    236     (0.90)%     2.52%(d)       33%
  2004          17.35      8.6           52     (1.17)      2.57          100
  2003          15.97     40.3          207     (1.20)      2.46           63
  2002          11.38    (25.4)         101     (1.33)      2.50           82
  2001          15.26    (24.6)          55     (1.66)      2.50          102

-------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect applicable sales charges.
(a) Amount represents less than $0.005 per share.
(b) The Fund incurred interest expense during the years ended December 31, 2004, 2002, and 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.81%, 1.70%, and 1.59% (Class AAA), 1.81%, 1.70%, and 1.59%, (Class A), 2.56%, 2.45%, and
    2.34% (Class B), and 2.56%, 2.45%, and 2.34% (Class C), respectively.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended December 31, 2005 would have been 1.79%, 1.79%, 2.53%, and 2.52% for Class AAA, Class A, Class B, and Class C, respectively.

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Directors of GAMCO Global Series Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Growth Fund (the "Fund") (formerly The Gabelli Global Growth Fund), a series of GAMCO Global Series Funds, Inc., (formerly Gabelli Global Series Funds, Inc.) as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2002 were audited by other auditors whose report dated January 31, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The GAMCO Global Growth Fund, a series of GAMCO Global Series Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ Ernst & Young

Philadelphia, Pennsylvania
February 14, 2006

                          THE GAMCO GLOBAL GROWTH FUND

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

During the six months ended December 31, 2005, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the "independent directors") who are not "interested persons" of the Fund. The following paragraphs summarize the material information and factors considered by the independent directors as well as their conclusions relative to such factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The independent directors considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The independent directors noted the experience, length of service, and reputation of the portfolio managers.

INVESTMENT PERFORMANCE. The independent directors reviewed the short, medium, and long-term performance of the Fund against a peer group of global multi-cap core and global multi-cap growth funds, noting its top third performance for the one and three year periods and bottom quartile performance for the five year period.

PROFITABILITY. The independent directors reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge. The directors also noted an affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

ECONOMIES OF SCALE. The independent directors discussed the major elements of the Adviser's cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data suggesting that 20% growth in the Fund would not produce meaningful economies of scale that the shareholders would not participate in.

SHARING OF ECONOMIES OF SCALE. The independent directors noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

SERVICE AND COST COMPARISONS. The independent directors compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the peer group of global multi-cap core and multi-cap growth funds and noted that the Adviser's advisory fee includes substantially all administrative services of the Fund as well as investment advisory services. The directors noted that the Fund's expense ratios were significantly higher, and the Fund's size was lower, than average within this group. The directors also noted that the advisory fee structure was the same as that in effect for most of the Gabelli/GAMCO funds. The directors were presented with, but did not compare, the advisory fee to the fee for other types of accounts managed by the Adviser.

CONCLUSIONS. The independent directors concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a mixed performance record. The independent directors also concluded that the Fund's expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The directors did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the independent directors determined to recommend continuation of the investment advisory agreement to the full Board of Directors.

THE GAMCO GLOBAL GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
================================================================================

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about The GAMCO Global Growth Fund's Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1              TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    AND AGE              SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                HELD BY DIRECTOR 4
----------------         --------       ----------        ----------------------                ------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI       Since 1993          24     Chairman of the Board and Chief Executive      Director of Morgan Group
Director and                                      Officer of GAMCO Investors, Inc.               Holdings, Inc.
Chief Investment Officer                          and Chief Investment Officer - Value           (holding company)
Age: 63                                           Portfolios of Gabelli Funds, LLC and
                                                  GAMCO Asset Management Inc.; Chairman and
                                                  Chief Executive Officer of Lynch
                                                  Interactive Corporation (multimedia and
                                                  services)

JOHN D. GABELLI        Since 1993          10     Senior Vice President of Gabelli & Company,    Director of GAMCO
Director                                          Inc.                                           Investors, Inc.
Age: 61

NON-INTERESTED DIRECTORS:
------------------------
E. VAL  CERUTTI        Since 2001           7     Chief Executive Officer of Cerutti             Director of Lynch Corporation
Director                                          Consultants, Inc.; Adviser,                    (diversified manufacturing)
Age: 66                                           Iona College School of Business

ANTHONY J. COLAVITA    Since 1993          34     Partner in the law firm of                       --
Director                                          Anthony J. Colavita, P.C.
Age: 70

ARTHUR V. FERRARA      Since 2001           6     Formerly, Chairman of the Board and Chief      Director/Trustee of
Director                                          Executive Officer of The Guardian Life         25 mutual funds within the
Age: 75                                           Insurance Company of America from January      Guardian Fund Complex
                                                  1993 to December 1995; President, Chief
                                                  Executive Officer and a Director prior thereto

WERNER J. ROEDER, MD   Since 1993          23     Medical Director of Lawrence                     --
Director                                          Hospital and practicing private physician
Age: 65

ANTHONIE C. VAN EKRIS  Since 1993          18     Chairman of BALMAC International, Inc.           --
Director                                          (commodities and futures trading)
Age: 71

SALVATORE J. ZIZZA     Since 2004          25     Chairman of Hallmark Electrical                Director of Hollis-Eden
Director                                          Supplies Corp.                                 Pharmaceuticals (biotechnology);
Age: 60                                                                                          Director of Earl Scheib, Inc.
                                                                                                 (automotive services)

THE GAMCO GLOBAL GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
================================================================================

                         TERM OF
                       OFFICE AND
NAME, POSITION(S)       LENGTH OF
    ADDRESS 1              TIME                 PRINCIPAL OCCUPATION(S)
    AND AGE              SERVED 2               DURING PAST FIVE YEARS
----------------         --------               ----------------------
OFFICERS:
--------
BRUCE N. ALPERT        Since 2003               Executive Vice President and Chief Operating
President                                       Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                   an officer of all of the registered investment
Age: 54                                         companies in the Gabelli Funds complex.
                                                Director and President of Gabelli Advisers, Inc.
                                                since 1998.

JAMES E. MCKEE         Since 1995               Vice President, General Counsel and Secretary of
Secretary                                       GAMCO Investors, Inc. since 1999 and GAMCO
Age: 42                                         Asset Management Inc. since 1993; Secretary
                                                of all of the registered investment companies
                                                in the Gabelli Funds complex.

PETER D. GOLDSTEIN     Since 2004               Director of Regulatory Affairs for GAMCO Investors, Inc.
Chief Compliance Officer                        since 2004; Chief Compliance Officer of all of the
Age: 52                                         registered investment companies in the Gabelli Funds
                                                complex; Vice President of Goldman Sachs Asset Management
                                                from 2000 through 2004.

--------------
 1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
 2 Each Director  will hold office for an indefinite  term until the earliest of
   (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Directors and now serves as Director Emeritus.
 3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli and J. Gabelli are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
 4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

--------------------------------------------------------------------------------
                   2005 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended December 31, 2005, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.0174 and $0.0400 per share for Class AAA and Class A, respectively. For the year ended December 31, 2005, 100% of the distribution qualifies for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was qualified dividend income.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
================================================================================

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE
        SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(MULTICLASS)                              PORTFOLIO MANAGER: BARBARA MARCIN, CFA

WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(MULTICLASS)                            PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GAMCO GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is
capital appreciation. (MULTICLASS)        PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GAMCO INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GAMCO GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an
emphasis on income. (MULTICLASS)        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

WESTWOOD INCOME FUND
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income
securities. (MULTICLASS)                       PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GAMCO GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GAMCO GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GAMCO GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial, and political factors. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (MULTICLASS)                       TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
GAMCO MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

FIXED INCOME ________________________________
WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

 TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY
       BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION
   ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                         GAMCO Global Series Funds, Inc.
                          THE GAMCO GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                             John D. Gabelli
CHAIRMAN AND CHIEF                                SENIOR VICE PRESIDENT
EXECUTIVE OFFICER                                 GABELLI & COMPANY, INC.
GAMCO INVESTORS, INC.

E. Val Cerutti                                    Werner J. Roeder, MD
CHIEF EXECUTIVE OFFICER                           MEDICAL DIRECTOR
CERUTTI CONSULTANTS, INC.                         LAWRENCE HOSPITAL

Anthony J. Colavita                               Anthonie C. van Ekris
ATTORNEY-AT-LAW                                   MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                         BALMAC INTERNATIONAL, INC.

Arthur V. Ferrara                                 Salvatore J. Zizza
FORMER CHAIRMAN AND                               CHAIRMAN
CHIEF EXECUTIVE OFFICER                           HALLMARK ELECTRICAL
GUARDIAN LIFE INSURANCE                           SUPPLIES CORP.
COMPANY OF AMERICA

                                    OFFICERS

Bruce N. Alpert                                   James E. McKee
PRESIDENT AND TREASURER                           SECRETARY

Peter D. Goldstein
CHIEF COMPLIANCE OFFICER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB442Q405SR


                                                                 GAMCO


                                                               THE
                                                               GAMCO
                                                               GLOBAL
                                                               GROWTH
                                                               FUND



                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2005

                        THE GAMCO GLOBAL OPPORTUNITY FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2005



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005 with a description of factors that affected the performance during the past year.

PERFORMANCE DISCUSSION

      For 2005, The GAMCO Global Opportunity Fund returned 15.12% compared with a rise of 11.37% for the MSCI AC World Free Index and 11.60% for the average Global Multi Cap Growth Fund monitored by Lipper.

      The Japanese equity market was rerated in 2005. This was driven by institutional foreign investors who purchased (Y)10 trillion of stock in 2005 and also by individual investors who bought (Y)2 trillion of stock in the past three months. Japan was the top performer among leading non-U.S. equity markets. Again smaller companies outperformed with the TOPIX second section index rallying 41.9% in 2005.

      The U.S. economy continues to perform well despite the presence of some stiff headwinds. These include higher energy prices following the devastating gulf coast hurricanes and the tightening of monetary policy. The dollar benefited during the past year from strong inflows from overseas investors, which had a negative impact on the dollar denominated return of the Fund.

      Clearly, the European story does not revolve around growth. Rather it is based on corporate self help. Corporate managers are acutely aware of the need to create shareholder value, as Europe has become the center of global merger and acquisition activity in 2005.

      Mining holdings and gold miners in particular had an outstanding 2005 with Antofagasta plc up 67.2%, followed by Harmony Gold Mining Co. Ltd. (+65.8%), Gold Fields Ltd. (+41.2%), and Newmont Mining Corp. (+20.2%). Another top performing sector in our portfolio during the last year was energy and utilities. Among the best performing energy and utility companies in 2005 were Petrobras Brasiliero (+79.16%), Suncor Energy Inc. (+78.33%), Transocean Inc. (+64.40%), Schlumberger Ltd. (+45.11%), and Kanto Natural Gas Development Co. Ltd. (+35.5%). Telecommunications and entertainment holdings disappointed in 2005 with Telephone & Data Systems Inc. down by over 50%, Verizon Communications Inc. declining by 25.7% and Time Warner Inc. (-10.3)%. The Fund's performance in 2005 was helped by its exposure to Japan and Europe while most of its domestic holdings disappointed in the past twelve months.

                                                           Sincerely yours,

                                                           /s/ Bruce N. Alpert

                                                           Bruce N. Alpert
                                                           President
February 15, 2006

                               [GRAPHIC OMITTED]
                              PLOT POINTS FOLLOW:


   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GAMCO GLOBAL OPPORTUNITY FUND CLASS AAA SHARES, THE LIPPER GLOBAL MULTI-CAP GROWTH FUND
                    AVERAGE AND THE MSCI AC WORLD FREE INDEX

               GAMCO Global
             Opportunity Fund   Lipper Global Multi-Cap    MSCI AC World
             Class AAA Shares     Growth Fund Average        Free Index
5/11/98           $10,000              $10,000                 $10,000
12/31/98           11,010                9,922                  10,613
12/31/99           19,731               13,502                  13,459
12/31/00           17,069               12,115                  11,583
12/31/01           12,131               10,011                   9,740
12/31/02           10,738                8,056                   7,892
12/31/03           14,756               10,641                  10,624
12/31/04           16,823               12,194                  12,298
12/31/05           19,367               13,608                  13,696

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (A)
                                  ----------------------------------------------------
                                                                                                             Since
                                                                                                           Inception
                                                       QUARTER      1 YEAR       3 YEAR       5 YEAR       (5/11/98)
--------------------------------------------------------------------------------------------------------------------
  GAMCO GLOBAL OPPORTUNITY FUND CLASS AAA ............  4.68%       15.12%       21.72%         2.56%        9.02%
  MSCI AC World Free Index ...........................  3.43        11.37        20.18          3.41         4.19
  Lipper Global Multi-Cap Growth Fund Average ........  3.81        11.60        20.42          2.90         6.65
  Class A ............................................  4.64        15.18        21.74          2.60         9.06
                                                       (1.39)(b)     8.57(b)     19.36(b)       1.39(b)      8.22(b)
  Class B ............................................  4.45        14.23        20.82          1.83         8.50
                                                       (0.55)(c)     9.23(c)     20.13(c)       1.45(c)      8.50(c)
  Class C ............................................  4.44        14.47        21.69          2.64         9.08
                                                        3.44(c)     13.47(c)     21.69(c)       2.64(c)      9.08(c)

 (a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. INVESTING IN FOREIGN SECURITIES INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.
     THE CLASS AAA SHARES' NET ASSET VALUES ARE USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES ON MARCH 12, 2000, AUGUST 16, 2000 AND NOVEMBER 23, 2001, RESPECTIVELY. THE ACTUAL PERFORMANCE FOR THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER FOR THE PERIODS STARTING PRIOR TO AUGUST 16, 2000 AND NOVEMBER 23, 2001, RESPECTIVELY, DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REIMBURSED CERTAIN EXPENSES OF THE FUND. THE MSCI AC WORLD FREE INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY.
 (b) INCLUDES THE EFFECT OF THE MAXIMUM 5.75% SALES CHARGE AT THE BEGINNING OF THE PERIOD.
 (c) INCLUDES THE EFFECT OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE AT THE END OF THE PERIOD SHOWN FOR CLASS B AND CLASS C SHARES, RESPECTIVELY. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.
--------------------------------------------------------------------------------

THE GAMCO GLOBAL OPPORTUNITY FUND
DISCLOSURE  OF FUND  EXPENSES  (UNAUDITED)
For the Six Month Period from July 1, 2005 through December 31, 2005
                                                                   EXPENSE TABLE
================================================================================

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2005.

                    Beginning       Ending       Annualized     Expenses
                  Account Value  Account Value     Expense     Paid During
                    07/01/05       12/31/05         Ratio        Period*
--------------------------------------------------------------------------------
THE GAMCO GLOBAL OPPORTUNITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class AAA          $1,000.00      $1,153.70         2.00%         $10.86
Class A            $1,000.00      $1,153.40         2.00%         $10.86
Class B            $1,000.00      $1,149.10         2.75%         $14.90
Class C            $1,000.00      $1,148.70         2.75%         $14.89

HYPOTHETICAL 5% RETURN
Class AAA          $1,000.00      $1,015.12         2.00%         $10.16
Class A            $1,000.00      $1,015.12         2.00%         $10.16
Class B            $1,000.00      $1,011.34         2.75%         $13.94
Class C            $1,000.00      $1,011.34         2.75%         $13.94

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total net assets as of December 31, 2005:


THE GAMCO GLOBAL OPPORTUNITY FUND

Metals and Mining .................................. 12.8%
Health Care ........................................ 12.4%
Energy and Utilities ............................... 11.7%
Financial Services .................................  9.8%
Consumer Products ..................................  9.1%
Entertainment ......................................  5.3%
Telecommunications .................................  5.0%
Retail .............................................  4.6%
Building and Construction ..........................  4.1%
Food and Beverage ..................................  4.0%
Computer Software and Services .....................  3.6%
Diversified Industrial .............................  3.1%
Aerospace ..........................................  2.6%
Cable and Satellite ................................  2.5%
Broadcasting .......................................  1.9%
Aviation: Parts and Services .......................  1.8%
Hotels and Gaming ..................................  1.6%
Wireless Communications ............................  1.0%
Business Services ..................................  0.9%
Electronics ........................................  0.7%
Publishing .........................................  0.6%
U.S. Treasury Bills ................................  0.4%
Other Assets and Liabilities - (Net) ...............  0.5%
                                                    ------
                                                    100.0%
                                                    ======

THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI
(800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

THE GAMCO GLOBAL OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
================================================================================

                                                                     MARKET
    SHARES                                                COST        VALUE
   ---------                                              ----       -------
              COMMON STOCKS -- 99.1%
              AEROSPACE -- 2.6%
       3,000  L-3 Communications Holdings Inc. ..... $   127,720   $   223,050
       5,500  Lockheed Martin Corp. ................     135,166       349,965
                                                     -----------   -----------
                                                         262,886       573,015
                                                     -----------   -----------
              AVIATION: PARTS AND SERVICES -- 1.8%
       7,400  Precision Castparts Corp. ............     109,705       383,394
                                                     -----------   -----------
              BROADCASTING -- 1.9%
      20,000  Mediaset SpA .........................     195,380       211,917
       5,000  Modern Times Group, Cl. B+ ...........     185,468       208,635
                                                     -----------   -----------
                                                         380,848       420,552
                                                     -----------   -----------
              BUILDING AND CONSTRUCTION -- 4.1%
      22,000  Aica Kogyo Co. Ltd. ..................     210,378       301,827
      20,125  CRH plc ..............................     270,443       592,073
                                                     -----------   -----------
                                                         480,821       893,900
                                                     -----------   -----------
              BUSINESS SERVICES -- 0.9%
      12,000  Sohgo Security Services Co. Ltd. .....     150,253       183,660
                                                     -----------   -----------
              CABLE AND SATELLITE -- 2.5%
       7,000  Cablevision Systems Corp., Cl. A+ ....     137,535       164,290
       9,000  Rogers Communications Inc., Cl. B ....     151,574       380,340
                                                     -----------   -----------
                                                         289,109       544,630
                                                     -----------   -----------
              COMPUTER SOFTWARE AND SERVICES -- 3.6%
         700  Google Inc., Cl. A+ ..................     220,948       290,402
      11,500  Microsoft Corp. ......................     301,125       300,725
       5,000  Yahoo! Inc.+ .........................     169,373       195,900
                                                     -----------   -----------
                                                         691,446       787,027
                                                     -----------   -----------
              CONSUMER PRODUCTS -- 9.1%
       7,000  Altadis SA ...........................     214,528       317,568
       6,800  Christian Dior SA ....................     323,455       604,591
      12,700  Compagnie Financiere
                Richemont AG, Cl. A ................     254,839       552,825
       8,500  Escada AG+ ...........................     207,341       272,710
       4,000  Procter & Gamble Co. .................     221,128       231,520
                                                     -----------   -----------
                                                       1,221,291     1,979,214
                                                     -----------   -----------
              DIVERSIFIED INDUSTRIAL -- 3.1%
       7,000  Bouygues SA ..........................     252,231       342,264
       9,500  General Electric Co. .................     320,183       332,975
                                                     -----------   -----------
                                                         572,414       675,239
                                                     -----------   -----------
              ELECTRONICS -- 0.7%
       4,400  Linear Technology Corp. ..............     165,609       158,708
                                                     -----------   -----------

                                                                     MARKET
    SHARES                                                COST        VALUE
   ---------                                              ----       -------
              ENERGY AND UTILITIES -- 11.7%
       2,200  Imperial Oil Ltd. .................... $   222,619   $   218,420
      40,000  Kanto Natural Gas
                Development Co. Ltd. ...............     205,212       282,868
       6,000  Murphy Oil Corp. .....................     240,211       323,940
       7,000  Petroleo Brasileiro SA, ADR ..........     211,615       498,890
       3,600  Schlumberger Ltd. ....................     238,374       349,740
       6,000  Suncor Energy Inc. ...................     201,704       378,780
      45,000  Tokai Carbon Co. Ltd. ................     196,346       209,098
       4,000  Transocean Inc.+ .....................     164,064       278,760
                                                     -----------   -----------
                                                       1,680,145     2,540,496
                                                     -----------   -----------
              ENTERTAINMENT -- 5.3%
      14,000  Discovery Holding Co., Cl. A+ ........     201,048       212,100
       4,500  Oriental Land Co. Ltd. ...............     261,721       245,347
      35,000  Publishing & Broadcasting Ltd. .......     176,587       422,852
      15,000  Time Warner Inc. .....................     225,367       261,600
                                                     -----------   -----------
                                                         864,723     1,141,899
                                                     -----------   -----------
              FINANCIAL SERVICES -- 9.8%
      15,000  Bank of Ireland ......................      92,773       236,187
       5,000  Canaccord Capital Inc. ...............      63,107        64,046
       7,000  Citigroup Inc. .......................     270,158       339,710
       4,375  Julius Baer Holding Ltd. AG ..........     295,394       309,967
      22,000  Nikko Cordial Corp. ..................     233,390       348,463
      25,000  Shizuoka Bank Ltd. ...................     253,840       250,562
       5,000  TSX Group Inc. .......................     198,762       201,428
       4,000  UBS AG ...............................     336,926       380,600
                                                     -----------   -----------
                                                       1,744,350     2,130,963
                                                     -----------   -----------
              FOOD AND BEVERAGE -- 4.0%
       5,000  ARIAKE JAPAN Co. Ltd. ................     121,202       123,161
       5,000  General Mills Inc. ...................     248,004       246,600
       5,000  PepsiCo Inc. .........................     261,500       295,400
       2,700  Whole Foods Market Inc. ..............     136,042       208,953
                                                     -----------   -----------
                                                         766,748       874,114
                                                     -----------   -----------
              HEALTH CARE -- 12.4%
       8,208  GlaxoSmithKline plc ..................     245,935       207,449
       7,000  Novartis AG ..........................     268,348       367,832
       4,000  Roche Holding AG .....................     353,538       600,586
       6,691  Sanofi-Aventis, ADR ..................     231,241       293,735
       1,200  Straumann Holding AG .................     254,333       278,072
       2,000  Synthes Inc. .........................     189,898       224,649
       6,000  Takeda Pharmaceutical Co. Ltd. .......     376,833       324,585
       2,000  UnitedHealth Group Inc. ..............     112,260       124,280
       5,000  William Demant Holding A/S+ ..........     235,806       276,499
                                                     -----------   -----------
                                                       2,268,192     2,697,687
                                                     -----------   -----------

                See accompanying notes to financial statements.

THE GAMCO GLOBAL OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2005
================================================================================

                                                                     MARKET
    SHARES                                                COST        VALUE
   ---------                                              ----       -------
              COMMON STOCKS (CONTINUED)
              HOTELS AND GAMING -- 1.6%
      10,000  Greek Organization of
                 Football Prognostics SA ........... $   168,339   $   344,513
                                                     -----------   -----------
              METALS AND MINING -- 12.8%
      17,726  Andsberg Ltd.+ (a) ...................       8,277        15,776
      14,726  Antofagasta plc ......................      88,100       473,529
      59,000  Gold Fields Ltd., ADR ................     256,194     1,040,170
      10,000  Harmony Gold Mining Co. Ltd.+ ........      56,555       134,176
      24,000  Harmony Gold Mining Co. Ltd., ADR+ ...     130,306       313,200
      15,000  Newmont Mining Corp. .................     349,500       801,000
                                                     -----------   -----------
                                                         888,932     2,777,851
                                                     -----------   -----------
              PUBLISHING -- 0.6%
      40,000  Independent News & Media plc .........      98,736       120,284
                                                      -----------   -----------
              RETAIL -- 4.6%
      12,000  Matsumotokiyoshi Co. Ltd. ............     309,058       379,531
       8,000  Seven & I Holdings Co. Ltd.+ .........     275,092       342,562
       6,000  Walgreen Co. .........................     233,238       265,560
                                                     -----------   -----------
                                                         817,388       987,653
                                                     -----------   -----------
              TELECOMMUNICATIONS -- 5.0%
       3,000  ALLTEL Corp. .........................     156,153       189,300
          40  KDDI Corp. ...........................     281,155       230,635
      15,675  Sprint Nextel Corp. ..................     280,989       366,168
       2,300  Telephone & Data Systems Inc. ........      45,066        82,869
       2,300  Telephone & Data Systems Inc., Special      41,599        79,603
       4,500  Verizon Communications Inc. ..........     273,319       135,540
                                                     -----------   -----------
                                                       1,078,281     1,084,115
                                                     -----------   -----------
              WIRELESS COMMUNICATIONS -- 1.0%
       4,500  United States Cellular Corp.+ ........     254,809       222,300
                                                     -----------   -----------
              TOTAL COMMON STOCKS ..................  14,955,025    21,521,214
                                                     -----------   -----------

   PRINCIPAL                                                          MARKET
    AMOUNT                                               COST         VALUE
   ---------                                             ----        -------
              U.S. GOVERNMENT OBLIGATIONS -- 0.4%
    $ 95,000  U.S.  Treasury  Bill,
                3.790%++, 01/19/06 ................. $    94,842   $    94,835
                                                     -----------   -----------
              TOTAL INVESTMENTS -- 99.5% ........... $15,049,867    21,616,049
                                                     ===========
              OTHER ASSETS AND LIABILITIES (NET) -- 0.5% ........      104,711
                                                                   -----------
              NET ASSETS -- 100.0% ..............................  $21,720,760
                                                                   ===========
----------------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2005, the market value of the fair valued security amounted to $15,776 or 0.07% of total net assets.
 +    Non-income producing security.
 ++   Represents annualized yield at date of purchase.
 ADR  American Depository Receipt


                                        % OF
                                       MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION              VALUE      VALUE
--------------------------            --------    --------
North America ........................  37.6%   $ 8,123,700
Europe ...............................  35.1      7,582,001
Japan ................................  14.9      3,222,300
South Africa .........................   6.9      1,487,546
Latin America ........................   3.6        777,650
Asia/Pacific .........................   1.9        422,852
                                       ------   -----------
                                       100.0%   $21,616,049
                                       ======   ===========

                 See accompanying notes to financial statements.

                        THE GAMCO GLOBAL OPPORTUNITY FUND


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
================================================================================

ASSETS:
  Investments, at value (cost $15,049,867) ...................  $ 21,616,049
  Foreign currency, at value ($63,107) .......................        63,186
  Cash .......................................................           965
  Receivable for Fund shares sold ............................       137,845
  Dividends receivable .......................................        29,626
  Other assets ...............................................         2,048
                                                                ------------
  TOTAL ASSETS ...............................................    21,849,719
                                                                ------------
LIABILITIES:
  Payable for investments purchased ..........................        63,186
  Payable for shareholder communications expenses ............        18,743
  Payable for legal and audit fees ...........................        13,998
  Payable for investment advisory fees .......................        13,525
  Payable for shareholder services fees ......................         5,066
  Payable for distribution fees ..............................         4,830
  Payable for Fund shares redeemed ...........................         2,684
  Other accrued expenses .....................................         6,927
                                                                ------------
  TOTAL LIABILITIES ..........................................       128,959
                                                                ------------
  NET ASSETS applicable to 1,365,472
    shares outstanding .......................................  $ 21,720,760
                                                                ============
NET ASSETS CONSIST OF:
  Capital stock, each class at $0.001 par value ..............  $      1,365
  Additional paid-in capital .................................    22,376,559
  Accumulated distributions in excess of
    net investment income ....................................       (39,588)
  Accumulated net realized loss on investments
    and foreign currency transactions ........................    (7,183,096)
  Net unrealized appreciation on investments .................     6,566,182
  Net unrealized depreciation on foreign currency translations          (662)
                                                                ------------
  NET ASSETS .................................................  $ 21,720,760
                                                                ============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption price
    per share ($21,424,756 / 1,346,753 shares outstanding;
    75,000,000 shares authorized) ............................        $15.91
                                                                      ======
  CLASS A:
  Net Asset Value and redemption price per share
    ($244,038 / 15,375 shares outstanding;
    50,000,000 shares authorized) ............................        $15.87
                                                                      ======
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge of
    5.75% of the offering price) .............................        $16.84
                                                                      ======
  CLASS B:
  Net Asset Value and offering price per share
    ($48,376 / 3,123 shares outstanding;
    25,000,000 shares authorized) ............................        $15.49(a)
                                                                      ======
  CLASS C:
  Net Asset Value and offering price per share
    ($3,590 / 221.3 shares outstanding;
    25,000,000 shares authorized) ............................        $16.22(a)
                                                                      ======
------------------
(a) Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
================================================================================

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $21,566) ......   $   384,542
  Interest .........................................        17,699
                                                       -----------
  TOTAL INVESTMENT INCOME ..........................       402,241
                                                       -----------
EXPENSES:
  Investment advisory fees .........................       207,305
  Distribution fees - Class AAA ....................        51,314
  Distribution fees - Class A ......................           387
  Distribution fees - Class B ......................           476
  Distribution fees - Class C ......................            25
  Shareholder communications expenses ..............        40,925
  Legal and audit fees .............................        29,153
  Registration fees ................................        23,922
  Securities pricing expense .......................        23,506
  Shareholder services fees ........................        18,915
  Custodian fees ...................................        15,034
  Directors' fees ..................................         2,320
  Interest expense .................................         1,499
  Miscellaneous expenses ...........................         8,758
                                                       -----------
  TOTAL EXPENSES ...................................       423,539
  Less:
  Expense reimbursement (see Note 3) ...............       (40,432)
  Custodian fee credits ............................          (284)
                                                       -----------
  NET EXPENSES .....................................       382,823
                                                       -----------
  NET INVESTMENT INCOME ............................        19,418
                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain on investments .................       863,144
  Net realized loss on foreign currency transactions        (6,620)
  Net change in unrealized appreciation/depreciation
    on investments and foreign currency translations     2,088,178
                                                       -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY ............     2,944,702
                                                       -----------
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .................................   $ 2,964,120
                                                       ===========

                 See accompanying notes to financial statements.

                        THE GAMCO GLOBAL OPPORTUNITY FUND


STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                 YEAR ENDED         YEAR ENDED
                                                             DECEMBER 31, 2005  DECEMBER 31, 2004
                                                             -----------------  -----------------
OPERATIONS:
  Net investment income ....................................   $     19,418      $     49,315
  Net realized gain (loss) on investments and
    foreign currency transactions ..........................        856,524        (1,229,955)
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency translations ..........      2,088,178         3,736,389
                                                               ------------      ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....      2,964,120         2,555,749
                                                               ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA ..............................................        (30,715)          (70,537)
    Class A ................................................           (552)             (397)
    Class B ................................................           --                 (97)
                                                               ------------      ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................        (31,267)          (71,031)
                                                               ------------      ------------
CAPITAL SHARE TRANSACTIONS:
    Class AAA ..............................................     (2,510,492)         (744,951)
    Class A ................................................        112,811            27,787
    Class B ................................................         (9,204)           35,901
    Class C ................................................          3,000              --
                                                               ------------      ------------
  NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS     (2,403,885)         (681,263)
                                                               ------------      ------------
  REDEMPTION FEES ..........................................            970             3,073
                                                               ------------      ------------
  NET INCREASE IN NET ASSETS ...............................        529,938         1,806,528
NET ASSETS:
  Beginning of period ......................................     21,190,822        19,384,294
                                                               ------------      ------------
  End of period (including undistributed net investment
    income of $0 and $0, respectively) .....................   $ 21,720,760      $ 21,190,822
                                                               ============      ============


NOTES TO FINANCIAL STATEMENTS
================================================================================


1. ORGANIZATION. The GAMCO Global Opportunity Fund (the "Fund"), formerly, The Gabelli Global Opportunity Fund, a series of GAMCO Global Series Funds, Inc. (the "Corporation"), formerly, Gabelli Global Series Funds, Inc., was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2005, there were no open repurchase agreements.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2005.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2005, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the net asset value ("NAV") per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund and the calculation of net investment income per share in the Financial Highlights excludes these adjustments. For the year ended December 31, 2005, reclassifications were made to increase accumulated distributions in excess of net investment income by $6,620 and to decrease accumulated net realized loss on investments and foreign currency transactions by $6,620.

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was $31,267 and $71,031, respectively, of ordinary income.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

             Undistributed ordinary income..   $     3,912
             Capital loss carryforward .....    (7,183,070)
             Net unrealized appreciation ...     6,565,493
             Other temporary differences ...       (43,499)
                                               -----------
             Total accumulated loss ........   $  (657,164)
                                               ===========

At December 31, 2005, the Fund has net capital loss carryforwards for Federal income tax purposes of $7,183,070, which are available to reduce future required distributions of net capital gains to shareholders. $2,301,024 of the loss carryforward is available through 2009; $1,904,804 is available through 2010; $1,776,091 is available through 2011; and $1,201,151 is available through 2012. For the year ended December 31, 2005, the Fund utilized net tax capital loss carryforwards of $833,769.

The following summarizes the tax cost of investments and related unrealized appreciation/depreciation at December 31, 2005:

                                         GROSS         GROSS     NET UNREALIZED
                                      UNREALIZED    UNREALIZED    APPRECIATION/
                             COST    APPRECIATION  DEPRECIATION  (DEPRECIATION)
                             ----    ------------  ------------  --------------
         Investments ... $15,049,894   $6,910,287    $(344,132)    $6,566,155

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser. Effective May 1, 2005, the Adviser has agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of interest expense) at 2.00%, 2.00%, 2.75%, and 2.75% (1.50%, 1.50%, 2.25%, and 2.25% prior to May 1, 2005) of the value of the Fund's average daily net assets for Class AAA, Class A, Class B, and Class C, respectively. For the year ended December 31, 2005, the Adviser reimbursed the Fund in the amount of $40,432. Beginning January 1, 2004, the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below the applicable expense limitations. The cumulative amount which the Fund may repay the Adviser is $138,048.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2005, other than short-term securities, aggregated $5,217,258 and $7,631,248, respectively.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2005, the Fund paid brokerage commissions of $150 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it received $984 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit of up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. At December 31, 2005, there were no borrowings outstanding from the line of credit.

The average daily amount of borrowings outstanding from the line of credit within the year ended December 31, 2005 was $59,800 with a related weighted average interest rate of 4.24%. The maximum amount borrowed at any time during the year ended December 31, 2005 was $2,007,000.

8. CAPITAL STOCK TRANSACTIONS. The Fund currently offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered only to investors who acquire them directly from Gabelli & Company or through selected broker/dealers without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. The Board has approved Class I Shares which have not been offered publicly.

Effective June 15, 2005, the Fund imposed a redemption fee of 2.00% on Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. (Prior to June 15, 2005, the Fund imposed a redemption fee on shares that were redeemed or exchanged within the sixtieth day after the date of a purchase.) The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2005 and December 31, 2004 amounted to $970 and $3,073, respectively.

The redemption fee does not apply to shares purchased through programs that the Adviser determined to have appropriate short-term trading policies in place. Additionally, certain recordkeepers for qualified and non-qualified retirement plans that could not collect the redemption fee at the participant level due to systems limitations have received an extension to implement such systems.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Transactions in shares of capital stock were as follows:

                                                               YEAR ENDED                       YEAR ENDED
                                                            DECEMBER 31, 2005                DECEMBER 31, 2004
                                                       --------------------------        -------------------------
                                                        SHARES          AMOUNT            SHARES         AMOUNT
                                                       --------       -----------        --------      -----------

                                                                CLASS AAA                        CLASS AAA
                                                       --------------------------        -------------------------
Shares sold ..........................................  343,785       $ 5,002,957         224,553      $ 2,803,469
Shares issued upon reinvestment of dividends .........    1,830            29,087           4,847           66,793
Shares redeemed ...................................... (518,825)       (7,542,536)       (294,740)      (3,615,213)
                                                       --------       -----------        --------      -----------
  Net decrease ....................................... (173,210)      $(2,510,492)        (65,340)     $  (744,951)
                                                       ========       ===========        ========      ===========

                                                                 CLASS A                          CLASS A
                                                       --------------------------        -------------------------
Shares sold ..........................................   10,880       $   157,398           2,611      $    33,417
Shares issued upon reinvestment of dividends .........       35               547              29              399
Shares redeemed ......................................   (3,190)          (45,134)           (494)          (6,029)
                                                       --------       -----------        --------      -----------
  Net increase .......................................    7,725       $   112,811           2,146      $    27,787
                                                       ========       ===========        ========      ===========

                                                                 CLASS B                          CLASS B
                                                       --------------------------        -------------------------
Shares sold ..........................................       36       $       500           2,776      $    35,814
Shares issued upon reinvestment of dividends .........       --                --               7               97
Shares redeemed ......................................     (727)           (9,704)             (1)             (10)
                                                       --------       -----------        --------      -----------
  Net increase (decrease) ............................     (691)      $    (9,204)          2,782      $    35,901
                                                       ========       ===========        ========      ===========
                                                                 CLASS C                          CLASS C
                                                       --------------------------        -------------------------
Shares sold ..........................................      211       $     3,000              --               --
Shares issued upon reinvestment of dividends .........       --                --              --               --
Shares redeemed ......................................       --                --              --               --
                                                       --------       -----------        --------      -----------
  Net increase .......................................      211       $     3,000              --               --
                                                       ========       ===========        ========      ===========

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the Securities and Exchange Commission (the "SEC") requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund.

THE GAMCO GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                            INCOME FROM INVESTMENT OPERATIONS           DISTRIBUTIONS
                          -------------------------------------   --------------------------
                                          Net
              Net Asset       Net     Realized and      Total
   Period       Value,    Investment   Unrealized       from         Net
   Ended      Beginning     Income   Gain (Loss) on  Investment   Investment       Total     Redemption
December 31,  of Period    (Loss)(h)   Investments   Operations     Income     Distributions   Fees(h)
------------  ---------    --------    -----------   ----------     ------     -------------   -------
CLASS AAA
  2005         $13.84       $ 0.01        $2.08        $2.09       $(0.02)         $(0.02)     $0.00(g)
  2004          12.18         0.03         1.68         1.71        (0.05)          (0.05)      0.00(g)
  2003           8.87         0.00(g)      3.29         3.29        (0.01)          (0.01)      0.03
  2002          10.02         0.00(g)     (1.15)       (1.15)          --              --         --
  2001          14.24         0.13        (4.25)       (4.12)       (0.10)          (0.10)        --
CLASS A
  2005         $13.81       $ 0.01        $2.09        $2.10       $(0.04)         $(0.04)     $0.00(g)
  2004          12.16         0.03         1.67         1.70        (0.05)          (0.05)      0.00(g)
  2003           8.86         0.00(g)      3.28         3.28        (0.01)          (0.01)      0.03
  2002           9.99         0.00(g)     (1.13)       (1.13)          --              --         --
  2001          14.21         0.13        (4.24)       (4.11)       (0.11)          (0.11)        --
CLASS B
  2005         $13.56       $(0.08)       $2.01        $1.93           --               --     $0.00(g)
  2004          12.00        (0.07)        1.66         1.59       $(0.03)         $(0.03)      0.00(g)
  2003           8.80        (0.07)        3.24         3.17           --               --      0.03
  2002          10.00        (0.07)       (1.13)       (1.20)          --               --        --
  2001          14.22         0.07        (4.26)       (4.19)       (0.03)          (0.03)        --
CLASS C(E)
  2005         $14.17       $(0.10)       $2.15        $2.05           --               --     $0.00(g)
  2004          12.39         0.07         1.71         1.78           --               --      0.00(g)
  2003           9.00        (0.07)        3.43         3.36           --               --      0.03
  2002          10.11        (0.07)       (1.04)       (1.11)          --               --        --
  2001(f)       10.15         0.07        (0.11)       (0.04)          --               --        --

                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                         ----------------------------------------------------------

              Net Asset            Net Assets    Net        Operating          Operating
   Period       Value,               End of   Investment     Expenses          Expenses          Portfolio
   Ended        End of    Total      Period     Income         Before           Net of           Turnover
December 31,    Period   Return+   (in 000's)   (Loss)    Reimbursements(b) Reimbursement(c)(d)    Rate
------------    -------  -------   ----------   ------    ----------------- ------------------   ---------
CLASS AAA
  2005          $15.91    15.1%    $21,425       0.10%           2.04%            1.85%(i)          26%
  2004           13.84    14.0      21,033       0.25            2.00             1.50              35
  2003           12.18    37.4      19,305       0.04            1.83             1.52              13
  2002            8.87   (11.5)     15,000      (0.05)           2.39             1.59               0
  2001           10.02   (28.9)     18,422       1.11            2.00             1.59              31
CLASS A
  2005          $15.87    15.2%    $   244       0.05%           2.06%            1.87%(i)          26%
  2004           13.81    14.0         106       0.26            2.00             1.50              35
  2003           12.16    37.4          67       0.04            1.83             1.52              13
  2002            8.86   (11.3)         36      (0.05)           2.39             1.59               0
  2001            9.99   (29.0)         45       1.11            2.00             1.59              31
CLASS B
  2005          $15.49    14.2%    $    48      (0.60)%          2.79%            2.58%(i)          26%
  2004           13.56    13.2          52      (0.53)           2.75             2.25              35
  2003           12.00    36.4          12      (0.71)           2.58             2.27              13
  2002            8.80   (12.0)          9      (0.80)           3.14             2.34               0
  2001           10.00   (29.5)         10       0.36            2.75             2.34              31
CLASS C(E)
  2005          $16.22    14.5%    $     4      (0.66)%          2.79%            2.68%(i)          26%
  2004           14.17    14.4           0.1     0.58            2.75             2.25              35
  2003           12.39    37.7           0.1    (0.71)           2.58             2.27              13
  2002            9.00   (11.0)          0.1    (0.80)           3.14             2.34               0
  2001(f)        10.11   (29.0)          0.1     0.36(a)         2.75(a)          2.34(a)           31

------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect applicable sales charges. Total return for the period of less than one year is not annualized.
(a) Annualized.
(b) During the years ended December 31, 2005, 2004, 2003, 2002, and 2001, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursements had not occurred, the ratio of operating expenses to average net assets would have been as shown.
(c) The Fund incurred interest expense during the years ended December 31, 2004, 2003, 2002, and 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 1.50%, 2.25%, and 2.25% for Class AAA, Class A, Class B, and Class C, respectively for each year.
(d) The Fund incurred interest expense during the year ended December 31, 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.84%, 1.86%, 2.57%, and 2.68% for Class AAA, Class A, Class B, and Class C, respectively.
(e) Class C Shares were outstanding for the period October 27, 2000 through December 12, 2000 and for the period April 24, 2001 through May 10, 2001. Financial Highlights are not presented for Class C Shares as the information for this period is not considered meaningful.
(f) From November 23, 2001, the date shares were continuously  outstanding.
(g) Amount  represents  less  than  $0.005  per  share.
(h) Per  share  data is calculated using the average shares outstanding method.
(i) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended December 31, 2005 would have been 1.84%, 1.87%, 2.58%, and 2.68% for Class AAA, Class A, Class B, and Class C, respectively.

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL OPPORTUNITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Directors of GAMCO Global Series Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Opportunity Fund (the "Fund") (formerly The Gabelli Global Opportunity Fund), a series of GAMCO Global Series Funds, Inc., (formerly Gabelli Global Series Funds, Inc.) as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2002 were audited by other auditors whose report dated January 31, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The GAMCO Global Opportunity Fund, a series of GAMCO Global Series Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 14, 2006

                        THE GAMCO GLOBAL OPPORTUNITY FUND

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

During the six months ended December 31, 2005, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the "independent directors") who are not "interested persons" of the Fund. The following paragraphs summarize the material information and factors considered by the independent directors as well as their conclusions relative to such factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The independent directors considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The independent directors noted the experience, length of service, and reputation of the portfolio managers.

INVESTMENT PERFORMANCE. The independent directors reviewed the short and medium-term performance of the Fund against a peer group of global multi-cap core and multi-cap growth funds, noting the Fund's top half performance for the one year period, top quartile for the three year period, and bottom quartile performance for the five year period.

PROFITABILITY. The independent directors reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge. The directors also noted that an affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

ECONOMIES OF SCALE. The independent directors discussed the major elements of the Adviser's cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data suggesting that 20% growth in the Fund would not produce meaningful economies of scale that the shareholders would not participate in.

SHARING OF ECONOMIES OF SCALE. The independent directors noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

SERVICE AND COST COMPARISONS. The independent directors compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the peer group of global multi-cap core and multi-cap growth funds, and noted that the Adviser's advisory fee includes substantially all administrative services of the Fund as well as investment advisory services. The directors noted that the Fund's expense ratios after waivers were moderately higher, and the Fund's size was significantly lower, than average within this group and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment. The directors also noted that the advisory fee structure before waivers was the same as that in effect for most of the Gabelli funds. The directors were presented with, but did not compare, the advisory fee to the fee for other types of accounts managed by the Adviser.

CONCLUSIONS. The independent directors concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a mixed performance record. The independent directors also concluded that the Fund's expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a factor in their thinking at this time. The directors did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the independent directors determined to recommend continuation of the investment advisory agreement to the full Board of Directors.

THE GAMCO GLOBAL OPPORTUNITY FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
================================================================================

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about The GAMCO Global Opportunity Fund's Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Opportunity Fund at One Corporate Center, Rye, NY 10580-1422.


                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1              TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS
    AND AGE              SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                  HELD BY DIRECTOR 4
----------------         --------       ----------        ----------------------                  ------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI       Since 1993          24     Chairman of the Board and Chief Executive      Director of Morgan Group
Director and                                      Officer of GAMCO Investors, Inc.               Holdings, Inc.
Chief Investment Officer                          and Chief Investment Officer - Value           (holding company)
Age: 63                                           Portfolios of Gabelli Funds, LLC and
                                                  GAMCO Asset Management Inc.;
                                                  Chairman and Chief Executive Officer of
                                                  Lynch Interactive  Corporation
                                                  (multimedia and services)

JOHN D. GABELLI        Since 1993          10     Senior Vice President of Gabelli &             Director of
Director                                          Company, Inc.                                  GAMCO Investors, Inc.
Age: 61

NON-INTERESTED DIRECTORS:
------------------------
E. VAL  CERUTTI        Since 2001           7     Chief Executive Officer of Cerutti             Director of Lynch
Director                                          Consultants, Inc.; former President            Corporation (diversified
Age: 66                                           and Chief Operating Officer of                 manufacturing)
                                                  Stella D'oro Biscuit Company
                                                  (through 1992); Adviser, Iona
                                                  College School of Business

ANTHONY J. COLAVITA    Since 1993          34     Partner in the law firm of                         --
Director                                          Anthony J. Colavita, P.C.
Age: 70

ARTHUR V. FERRARA      Since 2001           6     Formerly, Chairman of the Board and Chief      Director/Trustee of
Director                                          Executive Officer of The Guardian Life         25 mutual funds within the
Age: 75                                           Insurance Company of America from January      Guardian Fund Complex
                                                  1993 to December 1995; President, Chief
                                                  Executive Officer and a Director prior thereto

WERNER J. ROEDER, MD   Since 1993          23     Medical Director of Lawrence Hospital              --
Director                                          and practicing private physician
Age: 65

ANTHONIE C. VAN EKRIS  Since 1993          18     Chairman of BALMAC International, Inc.             --
Director                                          (commodities and futures trading)
Age: 71

SALVATORE J. ZIZZA     Since 2004          25     Chairman, Hallmark Electrical Supplies Corp.   Director of Hollis-Eden
Director                                                                                         Pharmaceuticals
Age: 60                                                                                          (biotechnology);
                                                                                                 Director of Earl Scheib,
                                                                                                 Inc. (automotive services)

THE GAMCO GLOBAL OPPORTUNITY FUND
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)
================================================================================


                         TERM OF
                       OFFICE AND
NAME, POSITION(S)       LENGTH OF
    ADDRESS 1              TIME                  PRINCIPAL OCCUPATION(S)
    AND AGE              SERVED 2                DURING PAST FIVE YEARS
----------------         --------                ----------------------

OFFICERS:
--------
BRUCE N. ALPERT          Since 2003            Executive Vice President and Chief Operating and
President and Treasurer                        Officer of Gabelli Funds, LLC since 1988 and
Age: 54                                        an officer of all of the registered investment companies
                                               in the Gabelli Funds complex. Director and President of
                                               Gabelli Advisers, Inc. since 1998.

JAMES E. MCKEE           Since 1995            Vice President, General Counsel and Secretary of
Secretary                                      GAMCO Investors, Inc. since 1999 and GAMCO
Age: 42                                        Asset Management Inc. since 1993; Secretary of all of
                                               the registered investment companies in the Gabelli
                                               Funds complex.

PETER D. GOLDSTEIN       Since 2004            Director of Regulatory Affairs for GAMCO Investors, Inc.
Chief Compliance Officer                       since 2004; Chief Compliance Officer of all of the registered
Age: 52                                        investment companies in the Gabelli Funds complex; Vice
                                               President of Goldman Sachs Asset Management from 2000
                                               through 2004.

----------------
 1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
 2 Each Director  will hold office for an indefinite  term until the earliest of
   (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Directors and now serves as Director Emeritus.
 3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli and J. Gabelli are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
 4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

THE GAMCO GLOBAL OPPORTUNITY FUND
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)
================================================================================

--------------------------------------------------------------------------------
                   2005 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the year ended December 31, 2005, the Fund paid to shareholders, an ordinary income dividend (comprised of net investment income) totaling $0.023 and $0.036 per share for Class AAA and Class A, respectively. For the year ended December 31, 2005, 53.24% of the distribution qualifies for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was qualified dividend income. Also for the year ended December 31, 2005, the Fund passed through foreign tax credits of $0.0210 per share to Class AAA and Class A shareholders. The foreign source income and tax credits by country are presented in the table below. Visit www.gabelli.com for more information about 2005 foreign source income and foreign taxes paid.

  U.S. GOVERNMENT INCOME:
  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2005 which was derived from U.S. Treasury securities was 4.39%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The GAMCO Global Opportunity Fund did not meet this strict requirement in 2005. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

      FOREIGN SOURCE INCOME AND TAX CREDITS BY COUNTRY FOR 2005 (UNAUDITED)

                        THE GAMCO GLOBAL OPPORTUNITY FUND
                        ---------------------------------

                            Foreign Source    Foreign Qualified
                               Income %           Income %         Foreign Tax %
                               --------           --------         -------------

       Australia                 4.94              6.02               0.00
       Austria                   0.00              0.00               0.00
       Brazil                    2.34              2.86               4.03
       Canada                    1.41              1.72               3.20
       Denmark                   0.00              0.00               0.00
       Finland                   0.00              0.00               0.00
       France                   17.56             21.39              26.55
       Germany                   1.58              1.92               6.02
       Hong Kong                 0.00              0.00               0.00
       Ireland                   9.09             11.08               0.00
       Italy                     7.21              8.79              14.66
       Japan                     9.01             10.98               9.10
       Luxembourg                1.52              1.85               3.26
       Malaysia                  0.00              0.00               0.00
       Netherlands               0.75              0.91               0.00
       Spain                     3.89              4.74               8.64
       Singapore                 0.00              0.00               0.00
       South Africa              1.81              2.20               0.00
       Sweden                    0.21              0.26               0.46
       Switzerland              11.04             13.45              24.09
       United Kingdom            5.40              6.64               0.00

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
================================================================================

     WHO ARE WE?
     The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE
        SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(MULTICLASS)                              PORTFOLIO MANAGER: BARBARA MARCIN, CFA

WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(MULTICLASS)                            PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GAMCO GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is
capital appreciation. (MULTICLASS)        PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GAMCO INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GAMCO GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an
emphasis on income. (MULTICLASS)        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

WESTWOOD INCOME FUND
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income
securities. (MULTICLASS)                       PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GAMCO GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GAMCO GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GAMCO GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial, and political factors. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (MULTICLASS)                       TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
GAMCO MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

FIXED INCOME ________________________________
WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

 TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY
       BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION
   ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                         GAMCO Global Series Funds, Inc.
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                              John D. Gabelli
CHAIRMAN AND CHIEF                                 SENIOR VICE PRESIDENT
EXECUTIVE OFFICER                                  GABELLI & COMPANY, INC.
GAMCO INVESTORS, INC.

E. Val Cerutti                                     Werner J. Roeder, MD
CHIEF EXECUTIVE OFFICER                            MEDICAL DIRECTOR
CERUTTI CONSULTANTS, INC.                          LAWRENCE HOSPITAL

Anthony J. Colavita                                Anthonie C. van Ekris
ATTORNEY-AT-LAW                                    MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                          BALMAC INTERNATIONAL, INC.

Arthur V. Ferrara                                  Salvatore J. Zizza
FORMER CHAIRMAN AND                                CHAIRMAN
CHIEF EXECUTIVE OFFICER                            HALLMARK ELECTRICAL
GUARDIAN LIFE INSURANCE                            SUPPLIES CORP.
COMPANY OF AMERICA

                                    OFFICERS

Bruce N. Alpert                                    James E. McKee
PRESIDENT AND TREASURER                            SECRETARY

Peter D. Goldstein
CHIEF COMPLIANCE OFFICER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB403Q405SR



                                                                           GAMCO


                                                         THE
                                                         GAMCO
                                                         GLOBAL
                                                         OPPORTUNITY
                                                         FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2005

                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

                                  ANNUAL REPORT
                               DECEMBER 31, 2005


TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005 with a description of factors that affected the performance during the past year.

PERFORMANCE DISCUSSION

      The GAMCO Global Telecommunications Fund gained 2.84% in 2005, a significant outperformance of the S&P/Citigroup Global Telecommunications Broad Market Index that declined by 0.89% for the year. The two primary sources for the superior performance versus the index were the contributions from wireless operators, and exposure to non-U.S. holdings. Among top Fund holdings, Rogers Communications Inc., America Movil SA de CV, Telus Corp., and O2 plc (acquired by Telefonica) realized substantial share price outperformance.

      Other holdings that contributed to returns in 2005 were telecommunications companies in emerging markets. The best performing emerging market telecom stocks in our portfolio were China Mobile (Hong Kong) Ltd. (+40%), Philippine Long Distance Telephone Co. (+34%), Telefonos De Mexico Sa de CV (+28.8%), Vimpel Communications (+22.4%), and Telecom Argentina SA(+17.6%). Communication equipment makers need to be noted as they rebounded in the past twelve months. Significant Fund holdings in this sector that contributed to returns included Furukawa Electric Co. Ltd. (+64.3%), Motorola Inc. (+31.3%), Scientific Atlanta Inc. (+30.5%) which was acquired by Cisco in 2005, and Nokia Corp. (+16.8%).

      Laggards in the past year included a number of holdings in the regional and national telecommunications sectors. Among the regional and national telecom companies that hurt the Fund's return in 2005 were Telephone & Data Systems Inc. (-53.2%), Commonwealth Telephone Enterprises Inc. (-32.0%), Deutsche Telekom AG (-26.7%), Verizon Communications Inc. (-25.7%), France Telecom SA (-24.9%), and Swisscom AG (-20.3%). Cable and satellite holdings Echostar Communications Corp. (-18.3%), DIRECTV Group Inc. (-15.7%), and Cablevision Systems Corp. (-5.7%) also underperformed.

      In general, 2005 was a difficult year for the telecommunications industry. Despite the continuation of industry consolidation, which saw the acquisitions of the major U.S. long distance carriers, AT&T Inc. and MCI Inc., sentiment for the group remained generally negative. There is a general market perception that growth prospects and margins for integrated and wireless operators and cable companies may have peaked. Pricing pressures are coming not only from intensifying competition, but equally or more so from technological change. 2005 marked the first year in which the shift to VoIP (Voice over Internet Protocol) became a significant issue. In its essence, the change heralds the era when calling will no longer be charged on a per-minute basis, or according to distance. As voice revenue declines at an accelerating pace, the question is whether operating costs can move in parallel, particularly for operators that have already undertaken years of efficiency and productivity measures.

      Not all the news flow during 2005 was bad. The uptake of broadband services in developed markets continues apace, with ever-increasing transmission speeds being offered by telecom companies, cable operators and new competitive entrants. This trend is also accompanied by the uptake of `Triple Play' offerings of video/entertainment services, high-speed Internet connectivity and traditional voice telephony delivered by a single provider. The aggressive moves of U.S. Regional Bell Operating Companies and, more recently, European incumbent operators into video services via either DSL networks or increasingly fiber-to-the-home (IPTV) offers the potential to create new revenue streams to supplant the decline of voice. While stepping up capital spending levels to enable these new technologies, overall debt levels in the industry continued to decline, leaving balance sheet flexibility that allowed dividends to grow, share buybacks, and acquisitive growth/consolidation to boost top line performance. Developing markets saw continued dramatic growth in wireless subscriber numbers in 2005, aided by low priced handsets. Finally, after many false starts, 2005 marked the beginnings of 3rd generation (3G) wireless networks beginning to gain traction.

      Weak fundamentals in the telecommunications drove investors away from the sector during 2005, and left industry valuations at, or near, all-time lows. Nevertheless, the GAMCO Global Telecommunications Fund was able to deliver a positive return through stock selection, non-index weightings and focusing on a number of special situations.

                                                           Sincerely yours,

                                                           /s/ Bruce N. Alpert

                                                           Bruce N. Alpert
                                                           President
February 13, 2006


SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2005:



THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

Wireless Communications .......................  25.3%
Telecommunications: National ..................  24.4%
Telecommunications: Regional ..................  16.9%
Cable .........................................   9.3%
Entertainment .................................   6.0%
Telecommunications: Long Distance .............   5.7%
Communications Equipment ......................   3.2%
Satellite .....................................   2.7%
Diversified Industrial ........................   2.0%
Business Services .............................   1.6%
Computer Software and Services ................   0.9%
Publishing ....................................   0.6%
Broadcasting ..................................   0.5%
Energy and Utilities ..........................   0.5%
Telecommunications: Broadband .................   0.3%
Electronics ...................................   0.2%
Equipment and Supplies ........................   0.2%
Other Assets and Liabilities - (Net) ..........  (0.3)%
                                                ------
                                                100.0%
                                                ======


THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI
(800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

                               [GRAPHIC OMITTED]
                              PLOT POINTS FOLLOW:


       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GAMCO GLOBAL TELECOMMUNICATIONS FUND CLASS AAA SHARES, THE S&P/CITIGROUP GLOBAL
           TELECOMMUNICATIONS INDEX AND THE MSCI AC WORLD FREE INDEX

                GAMCO Global
          Telecommunications Fund   S&P/Citigroup Global          MSCI AC World
             Class AAA Shares     Telecommunications Index          Free Index
11/1/93         $10,000                    $10,000                   $10,000
12/31/93         10,300                     10,045                     9,993
12/31/94          9,921                      9,555                    10,496
12/31/95         11,524                     10,794                    12,538
12/31/96         12,560                     12,307                    14,193
12/31/97         16,563                     15,011                    16,321
12/31/98         22,319                     21,612                    19,907
12/31/99         40,234                     37,987                    25,246
12/31/00         30,546                     21,208                    21,727
12/31/01         24,214                     14,937                    18,270
12/31/02         17,051                     10,720                    14,803
12/31/03         24,337                     15,030                    19,929
12/31/04         30,025                     18,599                    23,067
12/31/05         30,878                     18,434                    25,690

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (A)
                                ----------------------------------------------------
                                                                                                             Since
                                                                                                           Inception
                                                  QUARTER      1 YEAR    3 YEAR      5 YEAR      10 YEAR   (11/1/93)
--------------------------------------------------------------------------------------------------------------------
  GAMCO GLOBAL TELECOMMUNICATIONS FUND
      CLASS AAA ................................ (0.95)%       2.84%     21.89%      0.22%         10.36%       9.70%
  S&P/Citigroup Global
      Telecommunications Broad Market Index .... (3.16)       (0.89)     19.22      (2.70)           N/A*       N/A*
  MSCI AC World Free Index .....................  3.43        11.37      20.18       3.41           7.44        8.06
  Class A ...................................... (0.97)        2.82      21.86       0.22          10.36        9.71
                                                 (6.66)(b)    (3.09)(b)  19.48(b)   (0.95)(b)       9.71(b)     9.17(b)
  Class B ...................................... (1.16)        2.03      20.95      (0.53)          9.91        9.34
                                                 (6.10)(c)    (2.97)(c)  20.26(c)   (0.93)(c)       9.91(c)     9.34(c)
  Class C ...................................... (1.22)        1.97      20.95      (0.54)          9.90        9.33
                                                 (2.21)(c)     0.97(c)   20.95(c)   (0.54)(c)       9.90(c)     9.33(c)

 (a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR IS NOT ANNUALIZED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. THE CLASS AAA SHARES' NET ASSET VALUES ARE USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES ON MARCH 12, 2000, MARCH 13, 2000 AND JUNE 2, 2000, RESPECTIVELY. THE ACTUAL PERFORMANCE FOR THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. INVESTING IN FOREIGN SECURITIES INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE S&P/CITIGROUP GLOBAL TELECOMMUNICATIONS INDEX AND THE MSCI AC WORLD FREE INDEX ARE UNMANAGED INDICATORS OF GLOBAL STOCK MARKET PERFORMANCE.
 (b) INCLUDES THE EFFECT OF THE MAXIMUM 5.75% SALES CHARGE AT THE BEGINNING OF THE PERIOD.
 (c) INCLUDES THE EFFECT OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE AT THE END OF THE PERIOD SHOWN FOR CLASS B AND CLASS C SHARES, RESPECTIVELY. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.
   * INFORMATION FOR THE S&P CITIGROUP GLOBAL TELECOMMUNICATIONS BROAD MARKET INDEX IS NOT AVAILABLE PRIOR TO JANUARY 1, 2000.
--------------------------------------------------------------------------------

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
DISCLOSURE  OF FUND  EXPENSES  (UNAUDITED)
For the Six Month Period from July 1, 2005 through December 31, 2005
                                                                   EXPENSE TABLE
================================================================================

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2005.

                    Beginning       Ending       Annualized     Expenses
                  Account Value  Account Value     Expense     Paid During
                    07/01/05       12/31/05         Ratio        Period*
--------------------------------------------------------------------------------
THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class AAA          $1,000.00       $1,052.20        1.58%        $ 8.17
Class A            $1,000.00       $1,052.70        1.58%        $ 8.17
Class B            $1,000.00       $1,048.40        2.33%        $12.03
Class C            $1,000.00       $1,048.00        2.32%        $11.98

HYPOTHETICAL 5% RETURN
Class AAA          $1,000.00       $1,017.24        1.58%        $ 8.03
Class A            $1,000.00       $1,017.24        1.58%        $ 8.03
Class B            $1,000.00       $1,013.46        2.33%        $11.82
Class C            $1,000.00       $1,013.51        2.32%        $11.77

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
================================================================================

                                                                     MARKET
      SHARES                                             COST         VALUE
      ------                                             ----        ------
              COMMON STOCKS -- 100.3%
              BROADCASTING -- 0.5%
      23,566  CanWest Global
                Communications Corp.+ ............ $    322,321   $    194,420
      35,434  CanWest Global Communications
                Corp., Cl. A+ ....................      407,389        292,629
       1,400  Claxson Interactive Group Inc.+ ....        2,240          5,950
      10,000  Cogeco Inc. ........................      195,069        206,460
       7,000  Fisher Communications Inc.+ ........      353,932        290,010
      35,000  Paxson Communications Corp.+ .......      134,000         31,500
                                                   ------------   ------------
                                                      1,414,951      1,020,969
                                                   ------------   ------------
              BUSINESS SERVICES -- 1.6%
      75,000  AFK Sistema, GDR (a) ...............    1,275,000      1,781,250
       9,000  BB Holdings Ltd. ...................       42,460         60,930
       3,600  Carlisle Group Ltd.+ ...............        5,790          6,999
      25,693  Contax Participacoes SA, ADR .......       11,050         30,914
       4,000  Convergys Corp.+ ...................       53,716         63,400
       6,000  Donnelley (R.H.) Corp.+ ............       80,412        369,720
      59,500  Group 4 Securicor plc ..............            0        164,814
      15,000  TNT NV, ADR ........................      198,278        469,200
                                                   ------------   ------------
                                                      1,666,706      2,947,227
                                                   ------------   ------------
              CABLE -- 9.3%
      80,000  Adelphia Communications
                Corp., Cl. A+ ....................       74,756          3,200
      19,065  Austar United
                Communications Ltd.+ .............       41,202         16,562
      80,000  Cablevision Systems Corp.,
                Cl. A+ ...........................    1,808,961      1,877,600
      20,000  Charter Communications Inc.,
                Cl. A+ ...........................       58,692         24,400
       6,000  Comcast Corp., Cl. A+ ..............      185,040        155,760
      22,000  Comcast Corp., Cl. A, Special+ .....      175,463        565,180
      60,732  Liberty Global Inc., Cl. A+ ........    1,330,262      1,366,470
      59,000  Liberty Global Inc., Cl. C+ ........    1,268,497      1,250,800
      18,000  Mediacom Communications Corp.,
                Cl. A+ ...........................      165,595         98,820
     284,765  Rogers Communications Inc.,
                Cl. B, New York ..................    2,946,497     12,034,169
         235  Rogers Communications Inc.,
                Cl. B, Toronto ...................       11,540          9,946
                                                   ------------   ------------
                                                      8,066,505     17,402,907
                                                   ------------   ------------

                                                                     MARKET
      SHARES                                             COST         VALUE
      ------                                             ----        ------
              COMMUNICATIONS EQUIPMENT -- 3.2%
      10,000  Agere Systems Inc.+ ................ $    166,400   $    129,000
       3,000  Andrew Corp.+ ......................        8,535         32,190
         500  Avaya Inc.+ ........................        4,138          5,335
     100,000  Champion Technology Holdings Ltd. ..       87,982         15,477
      25,000  Communications Systems Inc. ........      237,711        307,000
       3,200  Ericsson (L.M.) Telephone Co.,
                Cl. B, ADR .......................       40,907        110,080
      75,000  Furukawa Electric Co. Ltd.+ ........      381,079        586,340
     100,000  GN Store Nord A/S ..................      541,433      1,309,108
      10,000  JDS Uniphase Corp.+ ................       45,488         23,600
       1,000  L-3 Communications Holdings Inc. ...       11,000         74,350
     100,000  Lucent Technologies Inc.+ ..........      390,922        266,000
      67,000  Motorola Inc. ......................      549,845      1,513,530
      28,000  Nokia Corp., ADR ...................       67,091        512,400
      45,000  Nortel Networks Corp.+ .............      196,650        137,700
      22,000  Scientific-Atlanta Inc. ............      179,954        947,540
         750  Siemens AG, ADR ....................       23,625         64,192
     300,000  Time Engineering Berhad+ ...........      316,448         21,828
         816  Tut Systems Inc.+ ..................       13,135          2,440
                                                   ------------   ------------
                                                      3,262,343      6,058,110
                                                   ------------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.9%
       2,000  America Online Latin America Inc.,
                Cl. A+ ...........................          840             50
       6,000  Covad Communications Group Inc.+ ...       11,761          5,880
       3,230  EarthLink Inc.+ ....................       45,250         35,885
       1,000  Geoworks Corp.+ ....................        1,375             32
          10  Korea Thrunet Co. Ltd. (c) .........        5,250              1
      18,000  Net2Phone Inc.+ ....................       55,561         36,720
      20,000  NorthPoint Communications
                Group Inc.+ ......................       11,250             12
       5,852  Telecom Italia Media SpA+ ..........        4,669          3,097
       1,000  Via Net.Works Inc.+ ................        2,625             32
      40,000  Yahoo! Inc.+ .......................    1,356,975      1,567,200
                                                   ------------   ------------
                                                      1,495,556      1,648,909
                                                   ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 2.0%
      65,000  Bouygues SA ........................    1,809,898      3,178,164
      50,000  Hutchison Whampoa Ltd. .............      487,171        476,228
                                                   ------------   ------------
                                                      2,297,069      3,654,392
                                                   ------------   ------------
              ELECTRONICS -- 0.2%
      32,000  California Micro Devices Corp.+ ....      203,882        208,320
       8,000  Freescale Semiconductor Inc.,
                Cl. B+ ...........................       68,379        201,360
       2,000  TiVo Inc.+ .........................       11,105         10,240
       1,000  Vishay Intertechnology Inc.+ .......       22,909         13,760
                                                   ------------   ------------
                                                        306,275        433,680
                                                   ------------   ------------

                See accompanying notes to financial statements.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2005
================================================================================

                                                                     MARKET
      SHARES                                             COST         VALUE
      ------                                             ----        ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES -- 0.5%
       3,000  E.ON AG ............................ $    126,255   $    310,382
      11,000  SCANA Corp. ........................      290,109        433,180
       2,500  SJW Corp. ..........................       78,585        113,750
                                                   ------------   ------------
                                                        494,949        857,312
                                                   ------------   ------------
              ENTERTAINMENT -- 6.0%
      40,000  Discovery Holding Co., Cl. A+ ......      222,452        606,000
     440,000  Gemstar-TV Guide
                International Inc.+ ..............    2,121,732      1,148,400
     375,000  Liberty Media Corp., Cl. A+ ........    1,308,068      2,951,250
      15,000  Metromedia International
                Group Inc.+ ......................       59,576         22,650
     195,000  Time Warner Inc. ...................    3,365,101      3,400,800
     100,000  Vivendi Universal SA, ADR ..........    2,087,247      3,143,000
                                                   ------------   ------------
                                                      9,164,176     11,272,100
                                                   ------------   ------------
              EQUIPMENT AND SUPPLIES -- 0.2%
       1,000  Amphenol Corp., Cl. A ..............        8,184         44,260
      15,000  ThyssenKrupp AG ....................      275,840        312,903
                                                   ------------   ------------
                                                        284,024        357,163
                                                   ------------   ------------
              PUBLISHING -- 0.6%
         600  Media General Inc., Cl. A ..........       34,079         30,420
      35,000  News Corp., Cl. A ..................      519,579        544,250
       2,000  News Corp., Cl. B ..................       21,050         33,220
      15,428  Seat Pagine Gialle SpA+ ............       30,783          7,205
      25,000  Telegraaf Media Groep NV ...........      541,844        540,152
                                                   ------------   ------------
                                                      1,147,335      1,155,247
                                                   ------------   ------------
              SATELLITE -- 2.7%
       1,500  Asia Satellite Telecommunications
                Holdings Ltd., ADR ...............       22,103         25,425
       1,500  British Sky Broadcasting
                Group plc, ADR ...................       36,400         52,020
     137,000  DIRECTV Group Inc.+ ................    2,767,667      1,934,440
     100,000  EchoStar Communications
                Corp., Cl. A+ ....................    1,863,471      2,717,000
       1,000  Lockheed Martin Corp. ..............       22,787         63,630
       2,524  Orbital Sciences Corp.+ ............       16,208         32,408
       5,000  Pegasus Communications Corp.,
                Cl. A+ ...........................       33,138         19,750
       8,000  PT Indosat Tbk, ADR ................       78,653        232,720
                                                   ------------   ------------
                                                      4,840,427      5,077,393
                                                   ------------   ------------
              TELECOMMUNICATIONS: BROADBAND -- 0.3%
       6,720  Colt Telecom Group plc, ADR+ .......       39,630         25,133
      10,000  E.Spire Communications Inc.+ .......       50,000              5

                                                                     MARKET
      SHARES                                             COST         VALUE
      ------                                             ----        ------
      18,000  Golden Telecom Inc. ................ $    188,378   $    467,280
      22,422  McLeodUSA Inc., Cl. A+ .............       78,431            247
       6,000  Time Warner Telecom Inc., Cl. A+ ...        4,800         59,100
                                                   ------------   ------------
                                                        361,239        551,765
                                                   ------------   ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 5.7%
      90,000  AT&T Inc. ..........................    3,229,896      2,204,100
     320,000  Cable & Wireless plc ...............      608,019        656,538
       5,200  Embratel Participacoes SA, ADR+ ....      505,937         76,700
      80,000  General Communication Inc.,
                Cl. A+ ...........................      376,995        826,400
      37,000  IDT Corp.+ .........................      328,471        427,720
      35,000  IDT Corp., Cl. B+ ..................      248,267        409,500
         600  KDDI Corp. .........................    3,016,474      3,459,533
       5,000  MCI Inc. ...........................      128,650         98,650
      75,416  Philippine Long Distance
                Telephone Co., ADR ...............    1,482,822      2,529,456
                                                   ------------   ------------
                                                      9,925,531     10,688,597
                                                   ------------   ------------
              TELECOMMUNICATIONS: NATIONAL -- 24.4%
      44,214  Brasil Telecom SA, Pfd. ............          474            190
      42,000  BT Group plc, ADR ..................    1,633,962      1,611,960
  17,415,054  Cable & Wireless Jamaica Ltd.+ .....      406,745        399,818
      75,000  China Unicom Ltd., ADR .............      628,818        613,500
     145,000  Compania de Telecomunicaciones
                de Chile SA, ADR .................    2,027,580      1,276,000
     285,000  Deutsche Telekom AG, ADR ...........    3,105,835      4,739,550
     180,000  Elisa Oyj, Cl. A ...................    2,286,461      3,335,030
      40,000  France Telecom SA, ADR .............    1,091,954        993,600
       5,507  Hellenic Telecommunications
                Organization SA+ .................       86,065        117,355
      36,000  Hellenic Telecommunications
                Organization SA, ADR+ ............      218,769        377,280
      18,000  Hungarian Telephone &
                Cable Corp.+ .....................      139,278        279,900
      57,000  KPN NV, ADR ........................      472,195        572,280
      10,000  KT Corp., ADR ......................      183,666        215,500
         500  Magyar Telekom, ADR ................        9,650         11,015
       5,000  Manitoba Telecom Services Inc. .....      168,270        173,771
       2,000  Maroc Telecom ......................       18,299         21,263
         237  Nippon Telegraph &
                Telephone Corp. ..................    1,207,105      1,077,136
      22,000  Nippon Telegraph &
                Telephone Corp., ADR .............      622,716        501,820
       2,000  Pakistan Telecommunications
                Co. Ltd., GDR (a) ................      155,766        218,766
     100,000  PCCW Ltd. ..........................       81,405         61,584

                See accompanying notes to financial statements.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2005
================================================================================

                                                                     MARKET
      SHARES                                             COST         VALUE
      ------                                             ----        ------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS: NATIONAL (CONTINUED)
      68,000  Portugal Telecom SGPS SA, ADR ...... $    277,645   $    684,760
      18,360  PT Telekomunikasi Indonesia, ADR ...      165,504        438,070
      10,000  Rostelecom, ADR ....................       79,578        136,500
     928,580  Singapore
                Telecommunications Ltd. ..........      806,749      1,457,669
     102,000  Swisscom AG, ADR ...................    2,681,536      3,214,020
      60,000  TDC A/S, ADR .......................    1,061,291      1,792,800
      25,000  Telecom Corp. of New
                Zealand Ltd., ADR ................      515,375        817,000
   2,210,000  Telecom Italia SpA .................    4,212,814      6,436,360
      27,000  Telecom Italia SpA, ADR ............      621,934        788,670
      57,700  Telefonica de Argentina SA, ADR+ ...      376,367        595,464
     100,000  Telefonica SA, ADR .................    2,634,654      4,502,000
       6,361  Telefonica SA, BDR .................      108,406         96,572
     100,000  Telefonos de Mexico SA de CV,
                Cl. L, ADR .......................      719,898      2,468,000
      46,604  Telekom Austria AG .................      347,582      1,048,310
     339,000  Telekom Malaysia Berhad ............    1,520,064        856,581
       3,355  Telemar Norte Leste SA .............      148,531         91,110
     666,336  TeliaSonera AB .....................    2,961,330      3,581,414
       2,400  Telstra Corp. Ltd., ADR ............       47,304         34,392
       8,075  Thai Telephone &
                Telecom, GDR+ (a)(b) .............      100,542          1,696
                                                   ------------   ------------
                                                     33,932,117     45,638,706
                                                   ------------   ------------
              TELECOMMUNICATIONS: REGIONAL -- 16.9%
      78,000  Aliant Inc. ........................    1,345,457      2,073,379
      13,300  Atlantic Tele-Network Inc. .........      112,178        557,270
     148,000  BCE Inc. ...........................    3,411,732      3,544,600
      65,000  BellSouth Corp. ....................    1,899,994      1,761,500
      12,000  Brasil Telecom
                Participacoes SA, ADR ............      595,898        448,200
         952  Brasil Telecom SA ..................            3              7
      40,000  CenturyTel Inc. ....................    1,103,188      1,326,400
     255,000  Cincinnati Bell Inc.+ ..............    1,853,126        895,050
     120,000  Citizens Communications Co. ........    1,223,332      1,467,600
      49,000  Commonwealth Telephone
                Enterprises Inc. .................    1,479,530      1,654,730
      50,060  D&E Communications Inc. ............      624,913        417,000
     170,000  First Pacific Co. Ltd. .............       92,079         65,775
      20,000  First Pacific Co. Ltd., ADR ........       30,144         38,692
     450,000  Qwest Communications
                International Inc.+ ..............    1,840,303      2,542,500
      11,000  Shenandoah Telecommunications Co. ..      138,825        438,240
      25,693  Tele Norte Leste Participacoes
                SA, ADR ..........................      357,296        460,419

                                                                     MARKET
      SHARES                                             COST         VALUE
      ------                                             ----        ------
     215,000  Telecom Argentina SA, Cl. B, ADR+ .. $  1,013,186   $  2,771,350
      70,000  Telephone & Data Systems Inc. ......    1,520,586      2,522,100
      65,000  Telephone & Data Systems Inc.,
                Special ..........................    1,306,850      2,249,650
      13,421  TELUS Corp. ........................      274,410        552,565
      36,579  TELUS Corp., ADR ...................      654,075      1,498,670
      50,000  TELUS Corp., Non-Voting ............    1,252,423      2,007,398
   1,000,000  True Corp. plc+ ....................      687,194        243,754
      70,000  Verizon Communications Inc. ........    2,749,746      2,108,400
                                                   ------------   ------------
                                                     25,566,468     31,645,249
                                                   ------------   ------------
              WIRELESS COMMUNICATIONS -- 25.3%
      38,000  ABC Communications Holdings Ltd. ...       19,234          3,039
      42,500  ALLTEL Corp. .......................    1,749,052      2,681,750
     245,000  America Movil SA de CV,
                Cl. L, ADR .......................    1,196,828      7,168,700
           5  Celular CRT Participacoes
                SA, Pfd. .........................          205            128
      35,000  Centennial Communications Corp.+ ...      315,665        543,200
      80,000  China Mobile (Hong Kong)
                Ltd., ADR ........................    1,165,904      1,923,200
      70,000  CP Pokphand Co. Ltd., ADR+ .........       58,725         95,921
      40,000  Dobson Communications
                Corp., Cl. A+ ....................      129,100        300,000
      10,000  EasyCall International Ltd.+ .......        9,532            469
     240,000  Europolitan Vodafone AB+ (c) .......      220,305      1,419,850
      17,500  Grupo Iusacell SA de CV+ ...........       29,040         42,637
      26,000  Himachal Futuristic
                Communications Ltd.+ (a)(c) ......      141,200         49,660
         666  Hutchison Telecommunications
                International Ltd.+ ..............          519            962
       2,000  Millicom International
                Cellular SA+ .....................       17,000         53,680
         800  Mobile TeleSystems, ADR ............       29,612         28,000
      65,000  Nextel Partners Inc., Cl. A+ .......      666,568      1,816,100
       1,500  NTT DoCoMo Inc. ....................    4,313,046      2,289,397
   1,550,000  O2 plc .............................    1,627,628      5,273,514
      92,000  Price Communications Corp.+ ........    1,354,830      1,368,040
      42,000  Rural Cellular Corp., Cl. A+ .......      432,519        613,620
      90,000  SK Telecom Co. Ltd., ADR ...........    1,068,189      1,826,100
     460,000  Sprint Nextel Corp. ................    6,805,241     10,745,600
       6,000  SunCom Wireless
                Holdings Inc., Cl. A+ ............       20,520         16,620
       3,413  Tele Centro Oeste Celular
                Participacoes SA, ADR ............        9,894         38,294
         264  Tele Leste Celular
                Participacoes SA, ADR+ ...........        6,975          3,736

                See accompanying notes to financial statements.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2005
================================================================================

                                                                     MARKET
      SHARES                                             COST         VALUE
      ------                                             ----        ------
              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS (CONTINUED)
         460  Tele Norte Celular
                Participacoes SA, ADR+ ........... $      7,079   $      3,427
       3,918  Tele Sudeste Celular
                Participacoes SA, Pfd. ...........      118,808         46,916
       1,150  Telemig Celular
                Participacoes SA, ADR ............       30,497         45,322
       3,020  Telesp Celular Participacoes SA+ ...        6,747         10,965
      12,425  Telesp Celular
                Participacoes SA, ADR ............      299,286         46,966
         107  Telesp Celular Participacoes
                SA, Pfd.+ ........................       40,643            405
       4,430  Tim Participacoes SA, ADR ..........       54,016        111,990
     110,000  United States Cellular Corp.+ ......    4,971,685      5,434,000
      59,000  Vimpel-Communications, ADR+ ........      447,656      2,609,570
      33,000  Vodafone Group plc, ADR ............      669,669        708,510
                                                   ------------   ------------
                                                     28,033,417     47,320,288
                                                   ------------   ------------
              TOTAL COMMON STOCKS ................  132,259,088    187,730,014
                                                   ------------   ------------
              RIGHTS -- 0.0%
              TELECOMMUNICATIONS -- 0.0%
     315,789  True Corp. plc Rights+(c) ..........            0         15,272
                                                   ------------   ------------

                                                                     MARKET
      SHARES                                             COST         VALUE
      ------                                             ----        ------
              WARRANTS -- 0.0%
              COMMUNICATIONS EQUIPMENT -- 0.0%
      19,375  Champion Technology Holdings Ltd.,
                expire 02/16/06+ (c) ............. $          0   $         45
      20,000  Champion Technology Holdings Ltd.,
                expire 02/27/07+ (c) .............            0              0
       1,473  Lucent Technologies Inc.,
                expire 12/10/07+ .................        2,445            832
                                                   ------------   ------------
              TOTAL WARRANTS .....................        2,445            877
                                                   ------------   ------------
              TOTAL INVESTMENTS -- 100.3% ........ $132,261,533    187,746,163
                                                   ============
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.3)% ....................      (521,410)
                                                                  ------------
              NET ASSETS -- 100.0% .............................  $187,224,753
                                                                  ============
----------------
 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the market value of Rule 144A securities amounted to $2,051,372 or 1.10% of total net assets. Except as noted in (b), these securities are liquid.
 (b) At December 31, 2005, the Fund held an investment in a restricted and illiquid security amounting to $1,696 or 0.00% of net assets, which was valued under methods approved by the Board, as follows:

                                                                        12/31/05
                                                                        CARRYING
ACQUISITION                                    ACQUISITION ACQUISITION   VALUE
  SHARES   ISSUER                                 DATE        COST      PER UNIT
  ------   ------                              ----------- -----------  --------
   8,075   Thai Telephone & Telecom, GDR .....  03/31/94    $100,542     $0.2100

 (c) Security  fair  valued  under  procedures   established  by  the  Board  of
     Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2005, the market value of fair valued securities amounted to $1,484,828 or 0.79% of total net assets.
 +   Non-income producing security.
 ADR American Depository Receipt
 BDR Brazilian Depository Receipt
 GDR Global Depository Receipt

                                        % OF
                                       MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION              VALUE      VALUE
--------------------------            --------    --------
North America ........................  50.2%  $ 94,184,835
Europe ...............................  30.5     57,214,102
Latin America ........................   8.6     16,250,018
Asia/Pacific .........................   6.5     12,182,983
Japan ................................   4.2      7,914,225
                                       ------  ------------
                                       100.0%  $187,746,163
                                       ======  ============


                 See accompanying notes to financial statements.

                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
================================================================================

ASSETS:
  Investments at value (cost $132,261,533) ...................  $ 187,746,163
  Dividends and interest receivable ..........................        512,317
  Receivable for investments sold ............................        210,244
  Receivable for Fund shares sold ............................        103,036
  Other assets ...............................................          7,365
                                                                -------------
  TOTAL ASSETS ...............................................    188,579,125
                                                                -------------
LIABILITIES:
  Payable to custodian .......................................        776,038
  Payable for Fund shares redeemed ...........................        214,246
  Payable for investment advisory fees .......................        160,791
  Payable for shareholder communications expenses ............         62,185
  Payable for shareholder services fees ......................         57,314
  Payable for distribution fees ..............................         40,619
  Other accrued expenses .....................................         43,179
                                                                -------------
  TOTAL LIABILITIES ..........................................      1,354,372
                                                                -------------
  NET ASSETS applicable to 10,684,132 shares outstanding .....  $ 187,224,753
                                                                =============
NET ASSETS CONSIST OF:
  Capital stock, each class at $0.001 par value ..............  $      10,684
  Additional paid-in capital .................................    193,252,725
  Accumulated distributions in excess of net investment income       (240,918)
  Accumulated net realized loss on investments
   and foreign currency transactions .........................    (61,281,481)
  Net unrealized appreciation on investments .................     55,484,630
  Net unrealized depreciation on foreign currency translations           (887)
                                                                -------------
  NET ASSETS .................................................  $ 187,224,753
                                                                =============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption price per share
    ($185,870,434 / 10,605,897 shares outstanding;
    75,000,000 shares authorized) ............................         $17.53
                                                                       ======
  CLASS A:
  Net Asset Value and redemption price per share
    ($735,215 / 41,995 shares outstanding;
    50,000,000 shares authorized) ............................         $17.51
                                                                       ======
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge
    of 5.75% of the offering price) ..........................         $18.58
                                                                       ======
  CLASS B:
  Net Asset Value and offering price per share
    ($424,617 / 24,821 shares outstanding;
    25,000,000 shares authorized) ............................         $17.11(a)
                                                                       ======
  CLASS C:
  Net Asset Value and offering price per share
    ($194,487 / 11,419 shares outstanding;
    25,000,000 shares authorized) ............................         $17.03(a)
                                                                       ======

---------------
(a) Redemption price varies based on length of time held.



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
================================================================================

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $410,517) .....   $ 4,876,260
  Interest .........................................        33,781
                                                       -----------
  TOTAL INVESTMENT INCOME ..........................     4,910,041
                                                       -----------
EXPENSES:
  Investment advisory fees .........................     1,960,781
  Distribution fees - Class AAA ....................       486,304
  Distribution fees - Class A ......................         1,693
  Distribution fees - Class B ......................         6,108
  Distribution fees - Class C ......................         2,684
  Shareholder services fees ........................       258,550
  Shareholder communications expenses ..............       148,207
  Custodian fees ...................................        64,468
  Legal and audit fees .............................        51,813
  Registration fees ................................        33,975
  Directors' fees ..................................        20,658
  Interest expense .................................         5,118
  Miscellaneous expenses ...........................        78,654
                                                       -----------
  TOTAL EXPENSES ...................................     3,119,013
  Less: Custodian fee credits ......................          (338)
                                                       -----------
  NET EXPENSES .....................................     3,118,675
                                                       -----------
  NET INVESTMENT INCOME ............................     1,791,366
                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain on investments .................     5,150,759
  Net realized loss on foreign currency transactions       (20,876)
  Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations     (2,147,155)
                                                       -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY ............     2,982,728
                                                       -----------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .......................   $ 4,774,094
                                                       ===========

                 See accompanying notes to financial statements.

                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                   YEAR ENDED             YEAR ENDED
                                                                                DECEMBER 31, 2005      DECEMBER 31, 2004
                                                                                -----------------      -----------------
OPERATIONS:
  Net investment income ...................................................       $   1,791,366        $     941,134
  Net realized gain (loss) on investments and foreign currency transactions           5,129,883           (1,842,073)

  Net change in unrealized appreciation/depreciation on investments
    and foreign currency translations .....................................          (2,147,155)          40,701,406
                                                                                  -------------        -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................           4,774,094           39,800,467
                                                                                  -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA .............................................................          (2,003,135)            (962,965)
    Class A ...............................................................              (8,156)              (2,741)
    Class B ...............................................................                  --                   --
    Class C ...............................................................                (117)                (743)
                                                                                  -------------        -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................          (2,011,408)            (966,449)
                                                                                  -------------        -------------
CAPITAL SHARE TRANSACTIONS:
    Class AAA .............................................................         (25,916,855)         (15,265,831)
    Class A ...............................................................             124,167               86,356
    Class B ...............................................................            (435,480)            (125,404)
    Class C ...............................................................             (62,137)             132,412
                                                                                  -------------        -------------
  NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..............         (26,290,305)         (15,172,467)
                                                                                  -------------        -------------
  REDEMPTION FEES .........................................................               7,745               31,714
                                                                                  -------------        -------------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................         (23,519,874)          23,693,265
NET ASSETS:
  Beginning of period .....................................................         210,744,627          187,051,362
                                                                                  -------------        -------------
  End of period (including undistributed net investment
    income of $0 and $0, respectively) ....................................       $ 187,224,753        $ 210,744,627
                                                                                  =============        =============

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================


1. ORGANIZATION. The GAMCO Global Telecommunications Fund (the "Fund"), formerly, The Gabelli Global Telecommunications Fund, a series of GAMCO Global Series Funds, Inc. (the "Corporation"), formerly, Gabelli Global Series Funds, Inc., was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2005, there were no open repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2005, there were no open futures contracts.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2005.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2005, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC") may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

CONCENTRATION RISK. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund's net asset value ("NAV") and a magnified effect in its total return.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund and the calculation of net investment income per share in the Financial Highlights excludes these adjustments. For the year ended December 31, 2005, reclassifications were made to increase accumulated distributions in excess of net investment income by $20,876 and to decrease accumulated net realized loss on investments and foreign currency transactions by $20,876.

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was $2,011,408 and $966,449 of ordinary income.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

             Capital loss carryforward ................       $(54,058,602)
             Net unrealized appreciation on securities,
               foreign receivables and payables .......         48,007,197
             Undistributed ordinary income ............             12,749
                                                              ------------
             Total accumulated loss ...................       $ (6,038,656)
                                                              ============

At December 31, 2005, the Fund has net capital loss carryforwards for Federal income tax purposes of $54,058,602, which are available to reduce future required distributions of net capital gains to shareholders. $8,565,109 of the loss carryforward is available through 2009; $30,268,699 is available through 2010; $11,910,139 is available through 2011; and $3,314,655 is available through 2012. For the year ended December 31, 2005, the Fund utilized net capital loss carryforwards of $4,405,318.

The following summarizes the tax cost of investments and related unrealized appreciation/depreciation at December 31, 2005:

                                         GROSS         GROSS      NET UNREALIZED
                                      UNREALIZED    UNREALIZED     APPRECIATION/
                           COST      APPRECIATION  DEPRECIATION   (DEPRECIATION)
                           ----      ------------  ------------   --------------
   Investments ...... $139,739,386   $67,443,772   $(19,436,995)   $48,006,777

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2005, other than short-term securities, aggregated $7,197,223 and $27,682,812, respectively.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2005, the Fund paid brokerage commissions of $38,223 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it received $13,514 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2005, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund's NAV, which is included in miscellaneous expenses in the Statement of Operations.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit of up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. At December 31, 2005, there was a balance of $777,000 outstanding from the line of credit.

The average daily amount of borrowings from the line of credit within the year ended December 31, 2005 was $143,323 with a weighted average interest rate of 3.98%. The maximum amount borrowed at any time during the year ended December 31, 2005 was $4,271,000.

8. CAPITAL STOCK TRANSACTIONS. The Fund currently offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAA Shares are offered only to investors who acquire them directly from Gabelli & Company or through selected broker/dealers without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. The Board has approved Class I Shares which have not been offered publicly.

Effective June 15, 2005, the Fund imposed a redemption fee of 2.00% on Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. (Prior to June 15, 2005, the Fund imposed a redemption fee on shares that were redeemed or exchanged within the sixtieth day after the date of a purchase.) The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2005 and December 31, 2004 amounted to $7,745 and $31,714, respectively.

The redemption fee does not apply to shares purchased through programs that the Adviser determined to have appropriate short-term trading policies in place. Additionally, certain recordkeepers for qualified and non-qualified retirement plans that could not collect the redemption fee at the participant level due to systems limitations have received an extension to implement such systems.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                       YEAR ENDED
                                                         DECEMBER 31, 2005                  DECEMBER 31, 2004
                                                     ----------------------------      ---------------------------
                                                       SHARES           AMOUNT           SHARES          AMOUNT
                                                     ----------      ------------      ----------     ------------
                                                               CLASS AAA                        CLASS AAA
                                                     ----------------------------      ---------------------------
Shares sold ........................................    947,426      $ 16,136,166       2,349,410     $ 35,596,632
Shares issued upon reinvestment of dividends .......    108,341         1,901,378          53,559          917,462
Shares redeemed .................................... (2,579,717)      (43,954,399)     (3,507,385)     (51,779,925)
                                                     ----------      ------------      ----------     ------------
    Net decrease ................................... (1,523,950)     $(25,916,855)     (1,104,416)    $(15,265,831)
                                                     ==========      ============      ==========     ============
                                                                CLASS A                          CLASS A
                                                     ----------------------------      ---------------------------
Shares sold ........................................     22,621      $    384,773          24,016     $    370,807
Shares issued upon reinvestment of dividends .......        386             6,767             155            2,655
Shares redeemed ....................................    (15,718)         (267,373)        (19,465)        (287,106)
                                                     ----------      ------------      ----------     ------------
    Net increase ...................................      7,289      $    124,167           4,706     $     86,356
                                                     ==========      ============      ==========     ============
                                                                CLASS B                          CLASS B
                                                     ----------------------------      ---------------------------
Shares sold ........................................         --                --           4,815     $     69,837
Shares redeemed ....................................    (26,153)     $   (435,480)        (13,535)        (195,241)
                                                     ----------      ------------      ----------     ------------
    Net decrease ...................................    (26,153)     $   (435,480)         (8,720)    $   (125,404)
                                                     ==========      ============      ==========     ============
                                                                CLASS C                          CLASS C
                                                     ----------------------------      ---------------------------
Shares sold ........................................      6,357      $    101,796          15,392     $    235,791
Shares issued upon reinvestment of dividends .......          7               118              45              743
Shares redeemed ....................................     (9,842)         (164,051)         (7,412)        (104,122)
                                                     ----------      ------------      ----------     ------------
    Net increase/(decrease) ........................     (3,478)     $    (62,137)          8,025     $    132,412
                                                     ==========      ============      ==========     ============

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
================================================================================


Selected data for a share of capital stock outstanding throughout each period:

                            INCOME FROM INVESTMENT OPERATIONS           DISTRIBUTIONS
                          -------------------------------------   --------------------------
                                          Net
              Net Asset       Net     Realized and      Total                    Net
   Period       Value,    Investment   Unrealized       from         Net       Realized
   Ended      Beginning     Income   Gain (Loss) on  Investment   Investment    Gain on       Total
December 31,  of Period    (Loss)(c)   Investments   Operations     Income    Investments  Distributions
------------  ---------    --------    -----------   ----------     ------    -----------  -------------
CLASS AAA
  2005         $17.23       $ 0.16      $ 0.33         $ 0.49       $(0.19)         --        $(0.19)
  2004          14.03         0.07        3.21           3.28        (0.08)         --         (0.08)
  2003           9.83        (0.04)       4.24           4.20           --          --            --
  2002          13.96        (0.01)      (4.12)         (4.13)          --          --            --
  2001          17.63        (0.07)      (3.58)         (3.65)          --      $(0.02)        (0.02)
CLASS A
  2005         $17.22       $ 0.14      $ 0.35         $ 0.49       $(0.20)         --        $(0.20)
  2004          14.03         0.08        3.19           3.27        (0.08)         --         (0.08)
  2003           9.83        (0.04)       4.24           4.20           --          --            --
  2002          13.95        (0.00)(a)   (4.12)         (4.12)          --          --            --
  2001          17.61        (0.06)      (3.58)         (3.64)          --      $(0.02)        (0.02)
CLASS B
  2005         $16.77       $ 0.01      $ 0.33         $ 0.34           --          --            --
  2004          13.69        (0.04)       3.12           3.08           --          --            --
  2003           9.67        (0.13)       4.15           4.02           --          --            --
  2002          13.83        (0.08)      (4.08)         (4.16)          --          --            --
  2001          17.59        (0.17)      (3.57)         (3.74)          --      $(0.02)       $(0.02)
CLASS C
  2005         $16.71       $ 0.04      $ 0.29         $ 0.33       $(0.01)         --        $(0.01)
  2004          13.68        (0.06)       3.14           3.08        (0.05)         --         (0.05)
  2003           9.66        (0.16)       4.18           4.02           --          --            --
  2002          13.82        (0.08)      (4.08)         (4.16)          --          --            --
  2001          17.58        (0.17)      (3.57)         (3.74)          --      $(0.02)        (0.02)

                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                         ----------------------------------------------------------

                          Net Asset            Net Assets    Net
   Period                   Value,               End of   Investment                 Portfolio
   Ended       Redemption   End of    Total      Period     Income     Operating     Turnover
December 31,     Fees(c)    Period   Return+   (in 000's)   (Loss)    Expenses(b)     Rate
------------     -------    -------  -------   ----------   ------    -------------  --------
CLASS AAA
  2005          $0.00(a)    $17.53     2.8%     $185,870     0.92%        1.59%          4%
  2004           0.00(a)     17.23    23.4       209,043     0.49         1.62          15
  2003           0.00(a)     14.03    42.7       185,719    (0.38)        1.62          11
  2002             --         9.83   (29.6)      139,455    (0.05)        1.66           8
  2001             --        13.96   (20.7)      233,887    (0.45)        1.52          15
CLASS A
  2005          $0.00(a)    $17.51     2.8%     $    735     0.83%        1.59%          4%
  2004           0.00(a)     17.22    23.3           598     0.52         1.62          15
  2003           0.00(a)     14.03    42.7           421    (0.38)        1.62          11
  2002             --         9.83   (29.5)          372    (0.05)        1.66           8
  2001             --        13.95   (20.7)          219    (0.45)        1.52          15
CLASS B
  2005          $0.00(a)    $17.11     2.0%     $    425     0.09%        2.33%          4%
  2004           0.00(a)     16.77    22.5           855    (0.25)        2.37          15
  2003           0.00(a)     13.69    41.6           817    (1.13)        2.37          11
  2002             --         9.67   (30.1)          610    (0.80)        2.41           8
  2001             --        13.83   (21.3)          640    (1.20)        2.27          15
CLASS C
  2005          $0.00(a)    $17.03     2.0%     $    195     0.26%        2.34%          4%
  2004           0.00(a)     16.71    22.5           249    (0.44)        2.37          15
  2003           0.00(a)     13.68    41.6            94    (1.13)        2.37          11
  2002             --         9.66   (30.1)          252    (0.80)        2.41           8
  2001             --        13.82   (21.3)          196    (1.20)        2.27          15

---------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect applicable sales charges.
(a) Amount represents less than $0.005 per share.
(b) The Fund incurred interest expense during the years ended December 31, 2005, 2004, 2003, and 2002. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.58%, 1.61%, 1.61%, and 1.64% (Class AAA), 1.59%, 1.61%, 1.61%, and 1.64% (Class A),
    2.33%, 2.36%, 2.36%, and 2.39% (Class B), and 2.34%, 2.36%, 2.36%, and 2.39%
    (Class C), respectively.
(c) Per share amounts have been calculated using the average shares outstanding method.

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Directors of GAMCO Global Series Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Telecommunications Fund (the "Fund") (formerly The Gabelli Global Telecommunications Fund), a series of GAMCO Global Series Funds, Inc., (formerly Gabelli Global Series Funds, Inc.) as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2002 were audited by other auditors whose report dated January 31, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The GAMCO Global Telecommunications Fund, a series of GAMCO Global Series Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 14, 2006

                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

During the six months ended December 31, 2005, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the "independent directors") who are not "interested persons" of the Fund. The following paragraphs summarize the material information and factors considered by the independent directors as well as their conclusions relative to such factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The independent directors considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The independent directors noted the experience, length of service, and reputation of the portfolio managers.

INVESTMENT PERFORMANCE. The independent directors reviewed the short, medium, and long-term performance of the Fund against a peer group of all telecommunications funds, noting that the Fund's performance was in the top half of its peer group for the one and three year periods and in the top third for the five year period.

PROFITABILITY. The independent directors reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge. The directors also noted that a substantial portion of the Fund's portfolio transactions were executed by an affiliated broker of the Adviser and that the affiliated broker received distribution fees and minor amounts of sales commissions.

ECONOMIES OF SCALE. The independent directors discussed the major elements of the Adviser's cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data suggesting that 20% growth in the Fund would not produce meaningful economies of scale that the shareholders would not participate in.

SHARING OF ECONOMIES OF SCALE. The independent directors noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

SERVICE AND COST COMPARISONS. The independent directors compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the peer group of telecommunication funds and noted that the Adviser's advisory fee includes substantially all administrative services of the Fund as well as investment advisory services. The directors noted that the Fund's expense ratios were moderately higher, and the Fund's size was moderately lower, than average within this group. The directors also noted that the advisory fee structure was the same as that in effect for most of the Gabelli/GAMCO funds. The directors were presented with, but did not compare, the advisory fee to the fee for other types of accounts managed by the Adviser.

CONCLUSIONS. The independent directors concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a moderately above average performance record. The independent directors also concluded that the Fund's expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The directors did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any
single   conclusion,   the   independent   directors   determined  to  recommend
continuation of the investment advisory agreement to the full Board of Directors.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
================================================================================

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about GAMCO Global Series Funds, Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Global Series Funds, Inc. at One Corporate Center, Rye, NY 10580-1422.

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1              TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS
    AND AGE              SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                  HELD BY DIRECTOR 4
----------------         --------       ----------        ----------------------                  ------------------

INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI       Since 1993          24     Chairman of the Board and Chief Executive      Director of Morgan Group
Director and                                      Officer of GAMCO Investors, Inc.               Holdings, Inc.
Chief Investment Officer                          and Chief Investment Officer - Value           (holding company)
Age: 63                                           Portfolios of Gabelli Funds, LLC and
                                                  GAMCO Asset Management Inc.;
                                                  Chairman and Chief Executive Officer
                                                  of Lynch Interactive  Corporation
                                                  (multimedia and services)

JOHN D. GABELLI        Since 1993          10     Senior Vice President of Gabelli &             Director of
Director                                          Company, Inc.                                  GAMCO Investors, Inc.
Age: 61

NON-INTERESTED DIRECTORS:
------------------------
E. VAL  CERUTTI        Since 2001           7     Chief Executive Officer of Cerutti             Director of Lynch
Director                                          Consultants, Inc.; Adviser, Iona College       Corporation (diversified
Age: 66                                           School of Business                             manufacturing)

ANTHONY J. COLAVITA    Since 1993          34     Partner in the law firm of                         --
Director                                          Anthony J. Colavita, P.C.
Age: 70

ARTHUR V. FERRARA      Since 2001           6     Formerly, Chairman of the Board and Chief      Director of The Guardian Life
Director                                          Executive Officer of The Guardian Life         Insurance Company of America;
Age: 75                                           Insurance Company of America from January      Director of The Guardian
                                                  1993 to December 1995; President, Chief        Insurance and Annuity
                                                  Executive Officer and a Director               Company, Inc., Guardian
                                                  prior thereto                                  Investor Services LLC,
                                                                                                 and 25 mutual funds within
                                                                                                 the Guardian Fund Complex

WERNER J. ROEDER, MD   Since 1993          23     Medical Director of Lawrence Hospital              --
Director                                          and practicing private physician
Age: 65

ANTHONIE C. VAN EKRIS  Since 1993          18     Chairman of BALMAC International, Inc.             --
Director                                          (commodities and futures trading)
Age: 71

SALVATORE J. ZIZZA     Since 2004          25     Chairman of Hallmark Electrical                Director of Hollis-Eden
Director                                          Supplies Corp.                                 Pharmaceuticals (biotechnology);
Age: 60                                                                                          Director of Earl Scheib, Inc.
                                                                                                 (automotive services)

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
================================================================================


                         TERM OF
                       OFFICE AND
NAME, POSITION(S)       LENGTH OF
    ADDRESS 1              TIME           PRINCIPAL OCCUPATION(S)
    AND AGE              SERVED 2         DURING PAST FIVE YEARS
----------------         --------         ----------------------

OFFICERS:
--------
BRUCE N. ALPERT        Since 2003        Executive Vice President and Chief Operating and Treasurer
President and Treasurer                  Officer of Gabelli Funds, LLC since 1988 and an
Age: 54                                  officer of all of the registered investment companies
                                         in the Gabelli Funds complex. Director and President of
                                         Gabelli Advisers, Inc. since 1998.

JAMES E. MCKEE         Since 1995        Vice President, General Counsel and Secretary of GAMCO
Secretary                                Investors, Inc. since 1999 and GAMCO Asset
Age: 42                                  Management Inc. since 1993; Secretary of all of the
                                         registered investment companies in the Gabelli Funds complex.

PETER D. GOLDSTEIN     Since 2004        Director of Regulatory Affairs for GAMCO Investors, Inc.
Chief Compliance Officer                 since 2004; Chief Compliance Officer of all of the
Age: 52                                  registered investment companies in the Gabelli Funds complex;
                                         Vice President of Goldman Sachs Asset Management from
                                         2000 through 2004.

---------------------
 1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
 2 Each Director  will hold office for an indefinite  term until the earliest of
   (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Directors and now serves as Director Emeritus.
 3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli and J. Gabelli are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
 4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
================================================================================

--------------------------------------------------------------------------------
                   2005 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the year ended December 31, 2005, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.190, $0.196, and $0.010 per share for Class AAA, Class A, and Class C, respectively. For the year ended December 31, 2005, 86.01% of the ordinary income dividend qualifies for the dividend received deduction available to corporations and 100% of the ordinary income distribution was qualified dividend income. Also for the year ended December 31, 2005, the Fund passed through foreign tax credits of $0.0425 per share to Class AAA, Class A, and Class C shareholders. The foreign source income and tax credits by country are presented in the table below. Visit www.gabelli.com for more information about 2005 foreign source income and foreign taxes paid.

   U.S. GOVERNMENT INCOME:

   The percentage of the ordinary income dividend paid by the Fund during fiscal year 2005 which was derived from U.S. Treasury securities was 0.92%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The GAMCO Global Telecommunications Fund did not meet this strict requirement in 2005. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

      FOREIGN SOURCE INCOME AND TAX CREDITS BY COUNTRY FOR 2005 (UNAUDITED)
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                    ----------------------------------------

                           Foreign Source    Foreign Qualifying
                              Income %            Income %         Foreign Tax %
                              --------            --------         -------------
         Australia               0.07                0.10               0.00
         Austria                 0.26                0.39               0.45
         Bermuda                 0.01                0.02               0.00
         Brazil                  2.03                2.96               2.99
         Canada                  6.90               10.07              11.40
         Chile                   1.86                2.72               5.97
         Denmark                 1.10                1.61               4.35
         Finland                 3.70                5.40               6.41
         France                 11.29               16.48              12.79
         Germany                 3.95                5.76              11.54
         Hong Kong               1.35                1.97               0.00
         Hungary                 0.01                0.02               0.04
         Indonesia               0.28                0.41               0.56
         Italy                   8.93               13.04              15.66
         Jamaica                 0.32                0.47               0.00
         Japan                   1.86                2.71               1.50
         Malaysia                0.51                0.75               0.00
         Mexico                  4.49                6.56               0.00
         Morroco                 0.01                0.01               0.00
         Netherlands             0.77                1.12               2.53
         New Zealand             1.32                1.92               2.66
         Pakistan                0.11                0.17               0.16
         Philippines             1.56                2.28               3.16
         Portugal                0.49                0.71               0.80
         Russia                  0.34                0.49               0.18
         Singapore               1.12                1.63               0.00
         South Africa            0.00                0.00               0.00
         South Korea             2.02                2.94               6.01
         Spain                   3.34                4.88               2.97
         Sweden                  2.19                3.20               3.77
         Switzerland             1.55                2.26               4.10
         United Kingdom          4.74                6.92               0.00

                         GAMCO Global Series Funds, Inc.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                          John D. Gabelli
CHAIRMAN AND CHIEF                             SENIOR VICE PRESIDENT
EXECUTIVE OFFICER                              GABELLI & COMPANY, INC.
GAMCO INVESTORS, INC.

E. Val Cerutti                                 Werner J. Roeder,  MD
CHIEF EXECUTIVE OFFICER                        MEDICAL  DIRECTOR
CERUTTI CONSULTANTS, INC.                      LAWRENCE HOSPITAL

Anthony J. Colavita                            Anthonie C. van Ekris
ATTORNEY-AT-LAW                                MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                      BALMAC INTERNATIONAL, INC.

Arthur V. Ferrara                              Salvatore J.Zizza
FORMER CHAIRMAN AND                            CHAIRMAN
CHIEF EXECUTIVE OFFICER                        HALLMARK ELECTRICAL
GUARDIAN LIFE INSURANCE                        SUPPLIES CORP.
COMPANY OF AMERICA

                                    OFFICERS

Bruce N. Alpert                                James E. McKee
PRESIDENT AND TREASURER                        SECRETARY

Peter D. Goldstein
CHIEF COMPLIANCE OFFICER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB401Q405SR


                                                      [GRAPHIC OMITTED]
                                                      TRIANGLE ART

                                                      THE
                                                      GAMCO
                                                      GLOBAL
                                                      TELECOMMUNICATIONS
                                                      FUND



                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2005

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $119,700 in 2005 and $105,600 in 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2005 and $0 in 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,400 in 2005 and $13,600 in 2004.

          Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2004.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $79,400 in 2005 and $78,600 in 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               GAMCO Global Series Funds, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 8, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer

Date     March 8, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.